UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES



Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:  USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               DANIEL J. MAVICO
                                                     USAA MUTUAL FUNDS TRUST
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   MAY 31

Date of reporting period:  MAY 31, 2014



ITEM 1. REPORT TO STOCKHOLDERS.
USAA MUTUAL FUNDS TRUST - ANNUAL REPORT FOR PERIOD ENDING MAY 31, 2014



[LOGO OF USAA]
   USAA(R)

                        [GRAPHIC OF USAA CORNERSTONE MODERATELY AGGRESSIVE FUND]

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       ANNUAL REPORT
       USAA CORNERSTONE MODERATELY AGGRESSIVE FUND
       MAY 31, 2014

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PRESIDENT'S MESSAGE

"WE HAVE BELIEVED FOR SOME TIME THE
ECONOMIC RECOVERY WILL BE MORE GRADUAL              [PHOTO OF BROOKS ENGLEHARDT]
THAN THE MARKET'S INITIAL EXPECTATIONS."

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JULY 2014

The 12-month reporting period did not turn out the way many had anticipated. In June 2013, longer-term interest rates were widely expected to increase when the U.S. Federal Reserve (the Fed) started to taper (or gradually reduce) its quantitative easing (QE) asset purchases. (Through QE, the Fed was buying $85 billion of U.S. Treasury securities and mortgage-backed securities every month in an effort to push down long-term interest rates and stimulate U.S. economic growth.) Many observers expected the U.S. economy to begin to expand at a faster pace while others predicted that emerging markets equities would outperform most other global asset classes. Ultimately, none of these scenarios came to pass.

Longer-term interest rates actually fell after the Fed began tapering QE in January 2014. They had increased earlier in the reporting period, rising dramatically during the so-called "taper tantrum" between June and September 2013. At that time, global stocks and bonds retreated on hints from the Fed that it might start tapering QE sooner than expected. As bond prices dropped, interest rates (which tend to move in the opposite direction) increased. Then, in January 2014, when the Fed began reducing asset purchases, interest rates declined significantly and remained in a relatively tight range through the end of the reporting period. On May 31, 2014, following five months of Fed tapering, longer-term interest rates were lower than they had been during the height of the taper tantrum in July and August 2013.

Meanwhile, U.S. economic growth disappointed many observers. Although the economy continued to grow slowly during the first part of the reporting period, it contracted by 2.9% in the first quarter of 2014, according to the U.S. Department of Commerce. Some attributed the deceleration to an extremely cold winter and predicted economic growth would rebound in the second quarter. We continue to watch for solid signs that the economy is on a path to sustainable growth. We have believed for some time the economic recovery will be more gradual than the market's initial expectations.

In the financial markets, U.S. stocks were the stand-out performers. The S&P 500(R) Index - a gauge of U.S. large-cap equity performance - recorded substantial gains, outperforming most other asset classes. Although international equities also provided

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

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positive returns, they did not fare as well as U.S. equities. Emerging markets stocks trailed both U.S. and international stocks of developed markets last summer. Emerging markets equities are generally more dependent on external capital flows and investments and are less liquid than developed markets stocks. As a result, they are more vulnerable to changes in the Fed's monetary policy, such as tapering. The asset class also was impacted by country-specific factors, such as lower growth expectations for China and Brazil and political turmoil in Ukraine and Thailand. Meanwhile, precious metals (such as gold, silver, and platinum) underperformed versus stocks during the reporting period.

Looking ahead, we are more optimistic about the prospects for international stocks (both developed and emerging markets) than for U.S. stocks, as U.S. stock valuations have increased faster than fundamentals. Valuations will continue to rise, in our opinion, if economic growth accelerates and profit margins can maintain their current levels. If growth stalls and profit margins decrease, earnings may disappoint and stocks may trim their gains.

In the months ahead, we will continue to monitor the financial markets and corporate earnings as well as other factors - including global economic trends and central bank policy - that potentially could affect your investments. If the U.S. economy regains its footing and continues to strengthen, we would expect the Fed to end its QE asset purchases by the end of 2014. We believe that other global central banks are likely to maintain their easy monetary policies, using rate cuts and/or asset purchases, to boost economic growth in their countries and to support their financial markets.

From all of us here at USAA Asset Management Company, thank you for your confidence in us. We value the opportunity to help you with your investment needs.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Asset Management Company

Past performance is no guarantee of future results. o As interest rates rise, bond prices generally fall. o Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss. o Emerging market countries are less diverse and mature than other countries and tend to be politically less stable. o Precious metals and minerals is a volatile asset class and is subject to additional risks, such as currency fluctuation, market illiquidity, political instability, and increased price volatility. It may be more volatile than other asset classes that diversify across many industries and companies. o The S&P 500(R) Index is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States. Most of these stocks are listed on the New York Stock Exchange. o Investments provided by USAA Investment Management Company and USAA Financial Advisors Inc., both registered broker dealers. o Financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), and USAA Financial Advisors, Inc., a registered broker dealer.

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TABLE OF CONTENTS

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
FUND OBJECTIVE                                                                1

MANAGER(S) COMMENTARY                                                         2

INVESTMENT OVERVIEW                                                           7

FINANCIAL INFORMATION

   Distributions to Shareholders                                             11

   Report of Independent Registered Public Accounting Firm                   12

   Portfolio of Investments                                                  13

   Notes to Portfolio of Investments                                         45

   Financial Statements                                                      50

   Notes to Financial Statements                                             53

EXPENSE EXAMPLE                                                              71

ADVISORY AGREEMENT(S)                                                        73

TRUSTEES' AND OFFICERS' INFORMATION                                          81

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2014, USAA. All rights reserved.

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FUND OBJECTIVE

THE USAA CORNERSTONE MODERATELY AGGRESSIVE FUND (THE FUND) SEEKS CAPITAL APPRECIATION WITH A SECONDARY FOCUS ON CURRENT INCOME.

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TYPES OF INVESTMENTS

The Fund invests in equity securities, bonds, money market instruments, and other instruments. The Fund will have a target asset class allocation of approximately 60% equity securities and 40% fixed-income securities. The actual asset class allocation can deviate from time to time from these targets as market conditions warrant. The implementation of the asset allocation may involve the extensive use of equity and fixed-income exchange-traded funds
(ETFs). The Fund may invest in investment-grade and below-investment-grade securities.

The Fund also may use alternative investment strategies and other instruments from time to time, in an attempt to reduce its volatility over time and to enhance the Fund's return and diversification.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Asset Management Company at
(800) 531-USAA (8722).

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

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                                                             FUND OBJECTIVE |  1

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MANAGER(S) COMMENTARY ON THE FUND

USAA Asset Management Company             Quantitative Management Associates LLC

    JOHN P. TOOHEY, CFA                       JACOB POZHARNY, Ph.D.
    WASIF A. LATIF                            JOHN VAN BELLE, Ph.D.
    ARNOLD J. ESPE, CFA
    DAN DENBOW, CFA

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o   HOW DID THE USAA CORNERSTONE MODERATELY AGGRESSIVE FUND (THE FUND) PERFORM
    DURING THE REPORTING PERIOD?

    For the reporting period ended May 31, 2014, the Fund had a total return of 10.24%. This compares to returns of 20.45% for the S&P 500(R) Index (the Index) and 11.23% for the Lipper Global Flexible Funds Index.

    USAA Asset Management Company is the Fund's investment adviser. As the investment adviser, USAA Asset Management Company employs dedicated resources to support the research, selection, and monitoring of the Fund's subadviser. Quantitative Management Associates LLC (QMA) is a subadviser to the Fund. The investment adviser and the subadviser each provide day-to-day discretionary management for a portion of the Fund's assets.

o   WHAT SPECIFIC ELEMENTS OF YOUR POSITIONING HELPED PERFORMANCE?

    The Fund delivered a positive total return during the reporting period. While we focus on generating long-term performance results through our research-driven strategy, our balanced approach also was well suited for the environment that characterized the past year.

    Refer to page 8 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

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2  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND
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    Our domestic equity allocation made a positive contribution to the Fund's
    12-month performance results. The U.S. stock market performed well during the reporting period, as the gradual improvement in economic growth during the last three quarters of 2013 created a favorable conditions for riskier assets. This positive environment provided a tailwind to our equity allocation, which is diversified among individual large-cap U.S. stocks and exchange-traded funds (ETFs) that provide exposure to domestic mid- and small-cap stocks.

    The Fund's U.S. large-cap portfolio, which emphasizes stocks with attractive valuations and strong fundamentals, delivered a strong total return and outpaced the S&P 500 Index. Our allocations to mid- and small-cap stocks also contributed strongly to returns, particularly in the first nine months of the period. Both asset classes outperformed large-cap stocks through the end of February of this year before giving up some relative performance thereafter. Nevertheless, our allocation to mid- and smaller-sized companies has made a positive contribution to the Fund's return during the bull market of the past five years.

    The non-U.S., developed-market portion of the Fund also delivered positive returns, as the performance of the foreign markets improved on signs of Europe's return to positive growth. The Fund's developed market (international) allocation incorporates ETFs and a portfolio of individual stocks managed by QMA. QMA produced a positive absolute return and outperformed its benchmark during the annual period, a positive for Fund performance. A position in an ETF linked to Germany's stock market, which outperformed its developed-market peers, was an additional positive for Fund performance. We continue to see opportunities in the international developed markets, particularly in Europe, as we believe that the asset class offers a compelling value relative to U.S. equities.

    Despite a significant sell-off in June of last year, the investment-grade bond market finished the reporting period with a positive total return. Our

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                                          MANAGER(S) COMMENTARY ON THE FUND |  3

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    bond allocation in the Fund's portfolio, which consists primarily of investment-grade bonds, outperformed the broader market on the strength of our individual security selection. During the past year, we kept the portfolio's duration - or interest rate sensitivity - below that of our benchmark in order to minimize the impact of bond-market volatility. Instead of attempting to generate outperformance by taking on interest-rate risk, we sought to do so through individual security selection in the more credit-sensitive areas of the market, such as corporate bonds and commercial mortgage-backed securities. This approach worked well in the past year, as both market segments did well. We believe this strategy remains appropriate at a time of gradually improving economic growth and the U.S. Federal Reserve's (the Fed) continued tapering of its bond-buying program.

    The Fund's position in high-yield bonds also added to its 12-month performance results. The asset class continued to be supported by a backdrop of steady economic growth, low defaults, and the ready availability of capital for below-investment-grade corporations. As was the case in the investment-grade portfolio, our holdings outperformed the market thanks to the success of our security selection process.

o   WHAT ELEMENTS OF YOUR POSITIONING HURT PERFORMANCE?

    Our allocation to precious metals stocks was the largest detractor from performance. Despite a short-lived rally in the first quarter of 2014, mining stocks finished the annual period with a sharply negative return. From a longer-term standpoint, however, we believe inflation-sensitive assets are an important element of diversification given the easy monetary policies of global central banks. While reported inflation remains well below the Fed's target level, central banks continue to increase their asset bases significantly. In our view, this raises the chances that inflation will pick up over time - a potential positive for gold and the related equities.

    Although the Fund's allocation to emerging market stocks, which we achieve via broad-based and single-country ETFs, produced a positive

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4  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

    return, the position actually detracted from the Fund's performance. For the fiscal year ended May 31, 2014, returns from the emerging markets asset class as a whole fell well short of the S&P 500(R) Index (not a benchmark for the Fund). However, continue to believe the emerging markets are a source of opportunity, based on our view that valuations don't reflect the long-term growth potential of the asset class.

    The Fund's option hedging strategy, which is designed to help cushion the impact of large stock market sell-offs, detracted from annual performance. We continue to view the hedging strategy as a way to protect against the potential for unexpected volatility in the global equity markets.

o   WHAT IS YOUR OUTLOOK FOR THE FINANCIAL MARKETS FROM HERE?

    The markets have taken the slow growth of the U.S. economy in stride thus far, with the S&P 500 Index moving to a high in May during the reporting period. Many companies are being given a pass on unimpressive earnings reports due to the severe winter weather, which obscures the continued weakness in corporate revenues. Top-line revenue growth is therefore becoming increasingly important given that the current bull market, now in its sixth year, has been fueled to a large degree by corporations' focus on cost-cutting and share buybacks.

    We believe valuations in the United States have reached the point at which earnings growth, rather than a further expansion of price-to-earnings ratios, will need to pick up the baton in order for stock prices to move meaningfully higher. However, there are still attractive valuations to be found in Europe and the emerging markets, which helps illustrate the potential benefit of our diversified, global strategy.

    Our approach to the current market environment is to maintain our focus on using fundamentals and valuations to determine optimal asset allocations. We seek to construct a portfolio that can capitalize on a wide range of potential outcomes regarding global growth, central bank policy, and inflation. As we move through 2014, we continue our efforts

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                                          MANAGER(S) COMMENTARY ON THE FUND |  5

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    to improve geographic diversification and reduce exposure to overvalued asset classes in favor of those with a more attractive trade-off of risk and return potential.

    Thank you for your investment in the Fund.

    Non-investment grade securities are considered speculative and are subject to significant credit risk. They are sometimes referred to as junk bonds since they represent a greater risk of default than more creditworthy investment-grade securities. o As interest rates rise, bond prices generally fall. o Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability. Emerging market countries are less diverse and mature than other countries and tend to be politically less stable. o Diversification does not guarantee a profit or prevent a loss.

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6  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

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INVESTMENT OVERVIEW

USAA CORNERSTONE MODERATELY AGGRESSIVE FUND (THE FUND) (Ticker Symbol: USCRX)

--------------------------------------------------------------------------------
                                        5/31/14                     5/31/13
--------------------------------------------------------------------------------
Net Assets                          $2,491.5 Million            $2,294.8 Million
Net Asset Value Per Share                $26.02                      $24.17

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/14
--------------------------------------------------------------------------------
     1 YEAR                            5 YEARS                    10 YEARS
     10.24%                            11.63%                      5.77%

--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 5/31/13*
--------------------------------------------------------------------------------

                                      1.28%


                  (Includes acquired fund fees and expenses of 0.06%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF
FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE
DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO
THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR
ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT
USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2013, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

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                                                        INVESTMENT OVERVIEW |  7

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                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]



                                          LIPPER GLOBAL                USAA CORNERSTONE
                 S&P 500 INDEX         FLEXIBLE FUNDS INDEX       MODERATELY AGGRESSIVE FUND
05/31/04           $10,000.00               $10,000.00                     $10,000.00
06/30/04            10,194.45                10,139.34                      10,197.67
07/31/04             9,857.04                 9,880.90                       9,899.22
08/31/04             9,896.92                 9,919.69                       9,903.10
09/30/04            10,004.10                10,157.96                      10,077.52
10/31/04            10,156.94                10,344.26                      10,224.81
11/30/04            10,567.91                10,823.19                      10,647.29
12/31/04            10,927.52                11,131.29                      11,008.18
01/31/05            10,661.16                10,933.69                      10,822.58
02/28/05            10,885.51                11,190.28                      11,078.30
03/31/05            10,692.75                10,982.03                      10,888.57
04/30/05            10,489.96                10,867.04                      10,723.59
05/31/05            10,823.73                11,075.29                      10,942.19
06/30/05            10,839.10                11,196.04                      10,979.31
07/31/05            11,242.19                11,462.99                      11,301.02
08/31/05            11,139.61                11,528.88                      11,379.38
09/30/05            11,229.84                11,740.88                      11,449.50
10/31/05            11,042.63                11,516.09                      11,197.91
11/30/05            11,460.28                11,799.98                      11,437.13
12/31/05            11,464.21                12,112.01                      11,616.83
01/31/06            11,767.82                12,603.09                      11,926.43
02/28/06            11,799.75                12,593.73                      11,899.51
03/31/06            11,946.63                12,769.30                      12,052.07
04/30/06            12,107.04                13,038.03                      12,271.93
05/31/06            11,758.59                12,715.42                      11,890.54
06/30/06            11,774.53                12,617.34                      11,908.48
07/31/06            11,847.16                12,629.33                      12,007.20
08/31/06            12,129.04                12,898.48                      12,276.42
09/30/06            12,441.61                13,051.38                      12,379.62
10/31/06            12,847.03                13,345.29                      12,702.68
11/30/06            13,091.33                13,664.12                      13,025.75
12/31/06            13,274.97                13,809.59                      13,221.61
01/31/07            13,475.73                13,935.61                      13,385.14
02/28/07            13,212.16                13,867.96                      13,335.59
03/31/07            13,359.94                13,979.02                      13,484.26
04/30/07            13,951.72                14,319.62                      13,836.10
05/31/07            14,438.57                14,612.07                      14,128.49
06/30/07            14,198.69                14,585.43                      13,994.68
07/31/07            13,758.47                14,516.37                      13,751.86
08/31/07            13,964.71                14,465.61                      13,756.81
09/30/07            14,486.97                14,977.43                      14,296.98
10/31/07            14,717.41                15,322.68                      14,693.43
11/30/07            14,102.13                14,887.91                      14,103.71
12/31/07            14,004.29                14,739.51                      14,018.79
01/31/08            13,164.29                14,219.38                      13,331.20
02/29/08            12,736.64                14,171.86                      13,228.92
03/31/08            12,681.64                14,096.99                      13,018.67
04/30/08            13,299.28                14,543.33                      13,439.17
05/31/08            13,471.54                14,692.67                      13,734.66
06/30/08            12,335.84                13,904.73                      12,950.48
07/31/08            12,232.14                13,624.69                      12,666.35
08/31/08            12,409.08                13,503.54                      12,495.87
09/30/08            11,303.34                12,243.25                      11,279.81
10/31/08             9,404.97                10,312.95                       9,376.17
11/30/08             8,730.12                 9,740.51                       8,842.01
12/31/08             8,823.01                 9,968.25                       9,187.17
01/31/09             8,079.35                 9,412.55                       8,582.14
02/28/09             7,219.08                 8,739.33                       7,930.10
03/31/09             7,851.43                 9,240.12                       8,364.79
04/30/09             8,602.89                 9,932.85                       9,128.43
05/31/09             9,084.07                10,708.43                      10,109.41
06/30/09             9,102.09                10,767.31                      10,215.15
07/31/09             9,790.55                11,467.69                      10,826.06
08/31/09            10,144.03                11,853.33                      11,166.76
09/30/09            10,522.56                12,258.72                      11,754.18
10/31/09            10,327.08                12,078.02                      11,771.80
11/30/09            10,946.53                12,491.61                      12,141.87
12/31/09            11,157.97                12,662.00                      12,371.04
01/31/10            10,756.58                12,416.49                      12,207.63
02/28/10            11,089.78                12,597.00                      12,395.25
03/31/10            11,759.00                13,159.07                      12,915.75
04/30/10            11,944.64                13,308.50                      13,036.80
05/31/10            10,990.85                12,522.81                      12,358.94
06/30/10            10,415.50                12,315.03                      12,110.79
07/31/10            11,145.25                12,889.27                      12,703.92
08/31/10            10,642.10                12,647.38                      12,504.19
09/30/10            11,591.85                13,326.09                      13,297.05
10/31/10            12,032.91                13,771.51                      13,635.99
11/30/10            12,034.46                13,601.43                      13,527.04
12/31/10            12,838.74                14,171.74                      14,058.08
01/31/11            13,143.03                14,210.49                      14,151.35
02/28/11            13,593.30                14,551.95                      14,543.06
03/31/11            13,598.71                14,643.35                      14,679.85
04/30/11            14,001.44                15,121.11                      15,115.08
05/31/11            13,842.95                14,921.05                      14,953.42
06/30/11            13,612.20                14,665.00                      14,723.37
07/31/11            13,335.40                14,607.04                      14,630.10
08/31/11            12,611.00                13,938.33                      13,859.12
09/30/11            11,724.46                12,979.90                      13,001.08
10/31/11            13,005.86                13,710.74                      13,685.02
11/30/11            12,977.12                13,608.46                      13,629.06
12/31/11            13,109.86                13,506.43                      13,519.65
01/31/12            13,697.38                14,072.62                      14,032.24
02/29/12            14,289.69                14,528.23                      14,391.05
03/31/12            14,759.95                14,627.71                      14,429.50
04/30/12            14,667.30                14,519.97                      14,384.65
05/31/12            13,785.79                13,757.87                      13,763.13
06/30/12            14,353.79                14,141.87                      14,102.72
07/31/12            14,553.15                14,309.58                      14,243.68
08/31/12            14,880.93                14,564.11                      14,480.76
09/30/12            15,265.48                14,849.38                      14,801.13
10/31/12            14,983.61                14,791.94                      14,839.57
11/30/12            15,070.53                14,930.42                      14,922.87
12/31/12            15,207.90                15,164.99                      15,145.50
01/31/13            15,995.59                15,603.49                      15,553.24
02/28/13            16,212.73                15,584.72                      15,540.09
03/31/13            16,820.76                15,823.49                      15,743.96
04/30/13            17,144.84                16,120.30                      16,013.59
05/31/13            17,545.89                16,031.72                      15,895.22
06/30/13            17,310.27                15,600.00                      15,480.90
07/31/13            18,191.09                16,122.43                      15,928.10
08/31/13            17,664.24                15,889.04                      15,678.19
09/30/13            18,218.18                16,396.75                      16,066.20
10/31/13            19,055.63                16,842.43                      16,533.13
11/30/13            19,636.33                16,986.46                      16,625.20
12/31/13            20,133.45                17,187.87                      16,788.93
01/31/14            19,437.35                16,887.59                      16,539.76
02/28/14            20,326.49                17,485.10                      17,085.25
03/31/14            20,497.35                17,433.62                      17,139.12
04/30/14            20,648.87                17,497.60                      17,280.55
05/31/14            21,133.58                17,832.77                      17,522.99

                                       [END CHART]

                               Data from 5/31/04 to 5/31/14.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Cornerstone Moderately Aggressive Fund to the following benchmarks:

o The unmanaged S&P 500 Index represents the weighted average performance of a group of 500 widely held, publicly traded stocks.

o The unmanaged Lipper Global Flexible Funds Index tracks the total return performance of the 30 largest funds within the Lipper Global Flexible Portfolio Funds category.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees or expenses.

================================================================================

8  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

                               o TOP 10 HOLDINGS* o
                                  AS OF 5/31/14
                                (% of Net Assets)

iShares Core S&P Mid-Cap ETF** ..........................................  4.1%
iShares MSCI EAFE ETF** .................................................  3.6%
U.S. Treasury Note 1.75%, 5/15/2022 .....................................  2.9%
iShares Core MSCI Emerging Markets ETF** ................................  2.9%
iShares MSCI Germany ETF** ..............................................  2.2%
iShares Core MSCI EAFE ETF** ............................................  2.2%
Gilead Sciences, Inc. ...................................................  1.3%
SPDR Gold Shares.........................................................  0.9%
Occidental Petroleum Corp. ..............................................  0.8%
General Electric Co. ....................................................  0.8%

 * Excludes money market instruments.

** The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

You will find a complete list of securities that the Fund owns on pages 13-44.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                        o ASSET ALLOCATION - 5/31/14** o

                         [PIE CHART OF ASSET ALLOCATION]

U.S. EQUITY SECURITIES*                                                    30.9%
INTERNATIONAL EQUITY SECURITIES*                                           27.8%
CORPORATE OBLIGATIONS                                                      17.2%
COMMERCIAL MORTGAGE SECURITIES                                              9.0%
EURODOLLAR AND YANKEE OBLIGATIONS                                           4.6%
MONEY MARKET INSTRUMENTS                                                    3.3%
U.S. TREASURY SECURITIES                                                    3.2%
PRECIOUS METALS AND COMMODITY-RELATED SECURITIES                            2.7%
GLOBAL REAL ESTATE EQUITY SECURITIES                                        0.4%
COLLATERALIZED MORTGAGE OBLIGATIONS                                         0.1%
ASSET-BACKED SECURITIES                                                     0.1%

                                   [END CHART]

 * The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

** Excludes options.

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

10  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended May 31, 2014, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2015.

With respect to distributions paid, the Regulated Investment Company Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended May 31, 2014:

 DIVIDEND RECEIVED
DEDUCTION (CORPORATE              QUALIFIED INTEREST
  SHAREHOLDERS)(1)                      INCOME
----------------------------------------------------
     22.35%                           $31,797,000
----------------------------------------------------

(1)Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.

For the fiscal year ended May 31, 2014, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

                                             DISTRIBUTIONS TO SHAREHOLDERS |  11

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA CORNERSTONE MODERATELY AGGRESSIVE
FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Cornerstone Moderately Aggressive Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of May 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Cornerstone Moderately Aggressive Fund at May 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

San Antonio, Texas
July 18, 2014

================================================================================

12  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

PORTFOLIO OF INVESTMENTS

May 31, 2014

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES   SECURITY                                                                               (000)
--------------------------------------------------------------------------------------------------------
            U.S. EQUITY SECURITIES (30.9%)

            COMMON STOCKS (24.8%)

            CONSUMER DISCRETIONARY (2.6%)
            -----------------------------
            ADVERTISING (0.2%)
   87,000   Omnicom Group, Inc.                                                                $   6,190
                                                                                               ---------
            AUTO PARTS & EQUIPMENT (0.4%)
  105,100   TRW Automotive Holdings Corp.*                                                         8,920
                                                                                               ---------
            AUTOMOBILE MANUFACTURERS (0.1%)
  235,000   Ford Motor Co.                                                                         3,863
                                                                                               ---------
            CABLE & SATELLITE (0.4%)
  187,190   Comcast Corp. "A"                                                                      9,771
                                                                                               ---------
            CASINOS & GAMING (0.1%)
  110,000   MGM Resorts International*                                                             2,833
                                                                                               ---------
            DEPARTMENT STORES (0.3%)
  119,600   Kohl's Corp.                                                                           6,511
                                                                                               ---------
            HOME IMPROVEMENT RETAIL (0.1%)
   20,000   Home Depot, Inc.                                                                       1,605
   33,100   Lowe's Companies, Inc.                                                                 1,558
                                                                                               ---------
                                                                                                   3,163
                                                                                               ---------
            HOMEFURNISHING RETAIL (0.1%)
   25,940   Bed Bath & Beyond, Inc.*                                                               1,579
                                                                                               ---------
            HOTELS, RESORTS & CRUISE LINES (0.2%)
  100,000   Carnival Corp.                                                                         4,003
    2,199   Carnival plc                                                                              89
                                                                                               ---------
                                                                                                   4,092
                                                                                               ---------
            MOVIES & ENTERTAINMENT (0.2%)
   69,310   Walt Disney Co.                                                                        5,823
                                                                                               ---------
            SPECIALIZED CONSUMER SERVICES (0.3%)
  245,800   H&R Block, Inc.                                                                        7,320
                                                                                               ---------
            SPECIALTY STORES (0.2%)
   56,500   Signet Jewelers Ltd.                                                                   5,994
                                                                                               ---------
            Total Consumer Discretionary                                                          66,059
                                                                                               ---------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES   SECURITY                                                                               (000)
--------------------------------------------------------------------------------------------------------
            CONSUMER STAPLES (1.6%)
            -----------------------
            DRUG RETAIL (0.9%)
  158,580   CVS Caremark Corp.                                                                 $  12,420
  148,800   Walgreen Co.                                                                          10,700
                                                                                               ---------
                                                                                                  23,120
                                                                                               ---------
            HOUSEHOLD PRODUCTS (0.2%)
   64,500   Procter & Gamble Co.                                                                   5,211
                                                                                               ---------
            HYPERMARKETS & SUPER CENTERS (0.3%)
  102,300   Wal-Mart Stores, Inc.                                                                  7,854
                                                                                               ---------
            TOBACCO (0.2%)
   39,050   Philip Morris International, Inc.                                                      3,457
                                                                                               ---------
            Total Consumer Staples                                                                39,642
                                                                                               ---------
            ENERGY (3.1%)
            ------------
            INTEGRATED OIL & GAS (1.0%)
   27,030   Chevron Corp.                                                                          3,319
  210,500   Occidental Petroleum Corp.                                                            20,985
                                                                                               ---------
                                                                                                  24,304
                                                                                               ---------
            OIL & GAS DRILLING (0.2%)
  121,500   Transocean Ltd.                                                                        5,162
    8,135   Transocean Ltd.                                                                          343
                                                                                               ---------
                                                                                                   5,505
                                                                                               ---------
            OIL & GAS EQUIPMENT & SERVICES (1.0%)
  199,550   Halliburton Co.                                                                       12,899
  121,000   Schlumberger Ltd.                                                                     12,589
                                                                                               ---------
                                                                                                  25,488
                                                                                               ---------
            OIL & GAS EXPLORATION & PRODUCTION (0.9%)
   84,000   Anadarko Petroleum Corp.                                                               8,640
   57,000   ConocoPhillips                                                                         4,557
  206,000   Marathon Oil Corp.                                                                     7,552
                                                                                               ---------
                                                                                                  20,749
                                                                                               ---------
            Total Energy                                                                          76,046
                                                                                               ---------
            FINANCIALS (3.8%)
            ----------------
            CONSUMER FINANCE (0.4%)
  139,970   Capital One Financial Corp.                                                           11,042
                                                                                               ---------
            DIVERSIFIED BANKS (1.4%)
  269,417   Citigroup, Inc.                                                                       12,816
  222,900   JPMorgan Chase & Co.                                                                  12,387
  201,420   Wells Fargo & Co.                                                                     10,228
                                                                                               ---------
                                                                                                  35,431
                                                                                               ---------

================================================================================

14  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES   SECURITY                                                                               (000)
--------------------------------------------------------------------------------------------------------
            INVESTMENT BANKING & BROKERAGE (0.1%)
  100,000   Morgan Stanley                                                                      $  3,086
                                                                                                --------
            LIFE & HEALTH INSURANCE (0.3%)
  149,680   MetLife, Inc.                                                                          7,623
                                                                                                --------
            MULTI-LINE INSURANCE (0.1%)
   52,000   American International Group, Inc.                                                     2,812
                                                                                                --------
            REGIONAL BANKS (0.9%)
  218,600   BB&T Corp.                                                                             8,289
   75,800   CIT Group, Inc.                                                                        3,372
  122,200   PNC Financial Services Group, Inc.                                                    10,420
                                                                                               ---------
                                                                                                  22,081
                                                                                               ---------
            SPECIALIZED FINANCE (0.6%)
   65,000   CME Group, Inc.                                                                        4,680
   46,220   IntercontinentalExchange Group, Inc.                                                   9,077
                                                                                               ---------
                                                                                                  13,757
                                                                                               ---------
            Total Financials                                                                      95,832
                                                                                               ---------
            HEALTH CARE (4.1%)
            ------------------
            BIOTECHNOLOGY (1.3%)
  406,000   Gilead Sciences, Inc.*                                                                32,971
                                                                                               ---------
            HEALTH CARE DISTRIBUTORS (0.6%)
  222,001   Cardinal Health, Inc.                                                                 15,680
                                                                                               ---------
            HEALTH CARE EQUIPMENT (0.3%)
  105,000   Medtronic, Inc.                                                                        6,408
                                                                                               ---------
            PHARMACEUTICALS (1.9%)
  331,140   AbbVie, Inc.                                                                          17,991
  150,590   Johnson & Johnson                                                                     15,279
   55,000   Merck & Co., Inc.                                                                      3,182
  395,300   Pfizer, Inc.                                                                          11,713
                                                                                               ---------
                                                                                                  48,165
                                                                                               ---------
            Total Health Care                                                                    103,224
                                                                                               ---------
            INDUSTRIALS (3.1%)
            ------------------
            AEROSPACE & DEFENSE (0.7%)
   52,700   Raytheon Co.                                                                           5,142
  255,400   Spirit AeroSystems Holdings, Inc. "A"*                                                 8,288
   31,640   United Technologies Corp.                                                              3,677
                                                                                               ---------
                                                                                                  17,107
                                                                                               ---------
            AIR FREIGHT & LOGISTICS (0.2%)
   34,990   United Parcel Service, Inc. "B"                                                        3,635
                                                                                               ---------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES   SECURITY                                                                               (000)
--------------------------------------------------------------------------------------------------------
            AIRLINES (0.3%)
  169,000   United Continental Holdings, Inc.*                                                 $   7,498
                                                                                               ---------
            ELECTRICAL COMPONENTS & EQUIPMENT (0.6%)
  200,700   Eaton Corp. plc                                                                       14,790
                                                                                               ---------
            ENVIRONMENTAL & FACILITIES SERVICES (0.1%)
  100,000   Republic Services, Inc.                                                                3,540
                                                                                               ---------
            INDUSTRIAL CONGLOMERATES (0.8%)
  779,660   General Electric Co.                                                                  20,887
                                                                                               ---------
            INDUSTRIAL MACHINERY (0.4%)
   73,000   Parker Hannifin Corp.                                                                  9,142
                                                                                               ---------
            Total Industrials                                                                     76,599
                                                                                               ---------
            INFORMATION TECHNOLOGY (5.5%)
            -----------------------------
            APPLICATION SOFTWARE (0.3%)
   57,700   Adobe Systems, Inc.*                                                                   3,724
   70,000   Citrix Systems, Inc.*                                                                  4,338
                                                                                               ---------
                                                                                                   8,062
                                                                                               ---------
            COMMUNICATIONS EQUIPMENT (0.7%)
  491,317   Cisco Systems, Inc.                                                                   12,096
  180,000   Juniper Networks, Inc.*                                                                4,403
                                                                                               ---------
                                                                                                  16,499
                                                                                               ---------
            DATA PROCESSING & OUTSOURCED SERVICES (0.4%)
   41,500   Visa, Inc. "A"                                                                         8,915
                                                                                               ---------
            INTERNET SOFTWARE & SERVICES (0.6%)
   25,000   Facebook, Inc. "A"*                                                                    1,582
   14,760   Google, Inc. "A"*                                                                      8,438
    8,260   Google, Inc. "C"*                                                                      4,634
                                                                                               ---------
                                                                                                  14,654
                                                                                               ---------
            SEMICONDUCTOR EQUIPMENT (0.1%)
  155,000   Applied Materials, Inc.                                                                3,129
                                                                                               ---------
            SEMICONDUCTORS (0.9%)
  175,000   Altera Corp.                                                                           5,798
  118,300   Broadcom Corp. "A"                                                                     3,770
  324,570   Intel Corp.                                                                            8,867
   88,000   Texas Instruments, Inc.                                                                4,134
                                                                                               ---------
                                                                                                  22,569
                                                                                               ---------
            SYSTEMS SOFTWARE (0.7%)
  428,860   Microsoft Corp.                                                                       17,558
                                                                                               ---------

================================================================================

16  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES   SECURITY                                                                               (000)
--------------------------------------------------------------------------------------------------------
            TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (1.8%)
   23,120   Apple, Inc.                                                                        $  14,635
  578,000   Hewlett-Packard Co.                                                                   19,363
   31,000   SanDisk Corp.                                                                          2,996
  143,000   Seagate Technology plc                                                                 7,683
                                                                                               ---------
                                                                                                  44,677
                                                                                               ---------
            Total Information Technology                                                         136,063
                                                                                               ---------
            MATERIALS (0.4%)
            ----------------
            COMMODITY CHEMICALS (0.3%)
   59,000   LyondellBasell Industries N.V. "A"                                                     5,875
                                                                                               ---------
            PAPER PRODUCTS (0.1%)
   70,000   International Paper Co.                                                                3,334
                                                                                               ---------
            Total Materials                                                                        9,209
                                                                                               ---------
            TELECOMMUNICATION SERVICES (0.6%)
            ----------------------------------
            INTEGRATED TELECOMMUNICATION SERVICES (0.6%)
  292,655   Verizon Communications, Inc.                                                          14,621
                                                                                               ---------
            Total Common Stocks (cost: $492,811)                                                 617,295
                                                                                               ---------
            PREFERRED STOCKS (1.0%)

            CONSUMER STAPLES (0.6%)
            -----------------------
            AGRICULTURAL PRODUCTS (0.6%)
   73,682   CHS, Inc., Series B, 7.88%, cumulative redeemable, perpetual                           2,230
  120,000   Dairy Farmers of America, Inc., 7.88%, cumulative redeemable, perpetual(a)            12,870
                                                                                               ---------
                                                                                                  15,100
                                                                                               ---------
            Total Consumer Staples                                                                15,100
                                                                                               ---------
            ENERGY (0.1%)
            -------------
            OIL & GAS STORAGE & TRANSPORTATION (0.1%)
    2,000   Kinder Morgan G.P., Inc., 4.16%, cumulative redeemable(a)                              1,851
                                                                                               ---------
                                                                                                   1,851
                                                                                               ---------
            FINANCIALS (0.3%)
            -----------------
            OTHER DIVERSIFIED FINANCIAL SERVICES (0.2%)
       70   International Lease Finance Corp., 0.25%, perpetual(b)                                 5,390
                                                                                               ---------
            REINSURANCE (0.0%)
    3,000   American Overseas Group Ltd., 7.50%, non-cumulative, perpetual, acquired
               1/23/2007 - 3/02/2007; cost $3,065*(b),(c)                                            750
                                                                                               ---------
            REITs - MORTGAGE (0.1%)
   60,000   Arbor Realty Trust, Inc., 7.38%*                                                       1,502
                                                                                               ---------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES   SECURITY                                                                               (000)
--------------------------------------------------------------------------------------------------------
            REITs - OFFICE (0.0%)
   28,227   CommonWealth REIT, Series E, 7.25%, cumulative redeemable, perpetual*              $     726
                                                                                               ---------
            Total Financials                                                                       8,368
                                                                                               ---------
            Total Preferred Stocks (cost: $24,492)                                                25,319
                                                                                               ---------
            EXCHANGE-TRADED FUNDS (5.1%)
  745,118   iShares Core S&P Mid-Cap ETF                                                         102,551
   83,055   iShares Core S&P Small-Cap ETF                                                         8,912
   75,000   iShares Russell 2000 ETF                                                               8,464
   35,000   SPDR S&P 500 ETF Trust                                                                 6,742
                                                                                               ---------
            Total Exchange-Traded Funds (cost: $88,573)                                          126,669
                                                                                               ---------
            Total U.S. Equity Securities (cost: $605,876)                                        769,283
                                                                                               ---------
            INTERNATIONAL EQUITY SECURITIES (27.8%)

            COMMON STOCKS (14.1%)

            CONSUMER DISCRETIONARY (1.6%)
            -----------------------------
            ADVERTISING (0.1%)
    4,700   Dentsu, Inc.                                                                             185
   20,744   JC Decaux S.A.                                                                           827
   35,409   REA Group Ltd.                                                                         1,500
                                                                                               ---------
                                                                                                   2,512
                                                                                               ---------
            APPAREL, ACCESSORIES & LUXURY GOODS (0.1%)
    8,133   Christian Dior S.A.                                                                    1,702
      954   Swatch Group AG                                                                          104
                                                                                               ---------
                                                                                                   1,806
                                                                                               ---------
            AUTO PARTS & EQUIPMENT (0.4%)
    3,960   Continental AG                                                                           936
    2,000   Koito Manufacturing Co. Ltd.                                                              48
   65,000   Magna International, Inc.                                                              6,651
    4,000   NGK Spark Plug Co. Ltd.                                                                  110
    3,600   Toyota Industries Corp.                                                                  167
   15,070   Valeo S.A.                                                                             2,023
                                                                                               ---------
                                                                                                   9,935
                                                                                               ---------
            AUTOMOBILE MANUFACTURERS (0.4%)
    7,525   Bayerische Motoren Werke AG                                                              945
   39,454   Daimler AG                                                                             3,749
   20,422   Fiat S.p.A.*                                                                             213
   76,400   Fuji Heavy Industries Ltd.                                                             2,022
   80,856   Peugeot S.A.*                                                                          1,144
    8,200   Suzuki Motor Corp.                                                                       244

================================================================================

18  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES   SECURITY                                                                               (000)
--------------------------------------------------------------------------------------------------------
   33,500   Toyota Motor Corp.                                                                 $   1,896
      653   Volkswagen AG                                                                            172
                                                                                               ---------
                                                                                                  10,385
                                                                                               ---------
            AUTOMOTIVE RETAIL (0.0%)
    4,700   USS Co. Ltd.                                                                              77
                                                                                               ---------
            BROADCASTING (0.1%)
  588,398   ITV plc                                                                                1,796
      847   RTL Group S.A.                                                                            99
                                                                                               ---------
                                                                                                   1,895
                                                                                               ---------
            CASINOS & GAMING (0.0%)
   48,000   Galaxy Entertainment Group Ltd.                                                          384
  112,400   MGM China Holdings Ltd.                                                                  391
   14,800   Sands China Ltd.                                                                         108
   34,000   Wynn Macau Ltd.                                                                          141
                                                                                               ---------
                                                                                                   1,024
                                                                                               ---------
            CONSUMER ELECTRONICS (0.1%)
    4,900   Casio Computer Co. Ltd.                                                                   65
  169,800   Panasonic Corp.                                                                        1,823
   15,900   Sony Corp.                                                                               254
                                                                                               ---------
                                                                                                   2,142
                                                                                               ---------
            DEPARTMENT STORES (0.1%)
   18,167   Next plc                                                                               2,022
    6,000   Takashimaya Co. Ltd.                                                                      59
                                                                                               ---------
                                                                                                   2,081
                                                                                               ---------
            FOOTWEAR (0.0%)
   16,000   Yue Yuen Industrial Holdings Ltd.                                                         50
                                                                                               ---------
            HOMEBUILDING (0.1%)
    2,900   Iida Group Holdings Co. Ltd.                                                              44
   48,286   Persimmon plc*                                                                         1,083
  142,000   Sekisui Chemical Co. Ltd.                                                              1,536
   12,100   Sekisui House Ltd.                                                                       159
                                                                                               ---------
                                                                                                   2,822
                                                                                               ---------
            HOTELS, RESORTS & CRUISE LINES (0.1%)
    3,465   Accor SA                                                                                 183
    1,178   Flight Centre Travel Group Ltd.                                                           55
  264,013   TUI Travel plc                                                                         1,816
                                                                                               ---------
                                                                                                   2,054
                                                                                               ---------
            LEISURE FACILITIES (0.0%)
    1,100   Oriental Land Co. Ltd.                                                                   183
                                                                                               ---------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES   SECURITY                                                                               (000)
--------------------------------------------------------------------------------------------------------
            LEISURE PRODUCTS (0.0%)
    3,900   NAMCO BANDAI Holdings, Inc.                                                        $      85
    1,700   Shimano, Inc.                                                                            175
                                                                                               ---------
                                                                                                     260
                                                                                               ---------
            PUBLISHING (0.0%)
    2,559   Lagardere SCA                                                                             89
                                                                                               ---------
            TIRES & RUBBER (0.1%)
   45,800   Bridgestone Corp.                                                                      1,654
                                                                                               ---------
            Total Consumer Discretionary                                                          38,969
                                                                                               ---------
            CONSUMER STAPLES (1.5%)
            -----------------------
            AGRICULTURAL PRODUCTS (0.1%)
2,648,000   Golden Agri-Resources Ltd.                                                             1,214
  636,000   Wilmar International Ltd.                                                              1,628
                                                                                               ---------
                                                                                                   2,842
                                                                                               ---------
            BREWERS (0.2%)
   18,204   Anheuser-Busch InBev N.V.                                                              1,998
    1,200   Asahi Group Holdings Ltd.                                                                 34
   12,314   Carlsberg A.S. "B"(b)                                                                  1,283
    6,586   Heineken Holding N.V.                                                                    435
   19,000   Kirin Holdings Co. Ltd.                                                                  268
                                                                                               ---------
                                                                                                   4,018
                                                                                               ---------
            DISTILLERS & VINTNERS (0.0%)
    8,005   Diageo plc                                                                               258
                                                                                               ---------
            FOOD RETAIL (0.2%)
   14,239   Casino Guichard-Perrachon S.A.                                                         1,833
  315,773   J Sainsbury plc                                                                        1,832
   43,476   Koninklijke Ahold N.V.                                                                   790
   19,525   Woolworths Ltd.                                                                          682
                                                                                               ---------
                                                                                                   5,137
                                                                                               ---------
            HOUSEHOLD PRODUCTS (0.1%)
    7,207   Henkel AG & Co. KGaA                                                                     731
   14,523   Reckitt Benckiser Group plc                                                            1,241
                                                                                               ---------
                                                                                                   1,972
                                                                                               ---------
            HYPERMARKETS & SUPER CENTERS (0.1%)
   10,900   Aeon Co. Ltd.                                                                            131
   55,313   Carrefour S.A.                                                                         2,011
   25,715   Wesfarmers Ltd.                                                                        1,038
                                                                                               ---------
                                                                                                   3,180
                                                                                               ---------

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20  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES   SECURITY                                                                               (000)
--------------------------------------------------------------------------------------------------------
            PACKAGED FOODS & MEAT (0.6%)
        2   Lindt & Spruengli AG                                                               $     119
   65,357   Nestle S.A.                                                                            5,127
   22,000   Nippon Meat Packers, Inc.                                                                428
   56,967   Suedzucker AG                                                                          1,157
   38,162   Unilever N.V.                                                                          1,652
   70,950   Unilever N.V.                                                                          3,080
   64,920   Unilever plc                                                                           2,916
                                                                                               ---------
                                                                                                  14,479
                                                                                               ---------
            TOBACCO (0.2%)
   58,479   British American Tobacco plc                                                           3,529
   71,700   Japan Tobacco, Inc.                                                                    2,426
                                                                                               ---------
                                                                                                   5,955
                                                                                               ---------
            Total Consumer Staples                                                                37,841
                                                                                               ---------
            ENERGY (1.0%)
            -------------
            INTEGRATED OIL & GAS (0.9%)
    6,244   BG Group plc                                                                             128
  623,974   BP plc(f)                                                                              5,261
   12,303   ENI S.p.A.                                                                               313
   18,269   OMV AG                                                                                   757
    1,215   Repsol S.A.                                                                               34
   83,090   Royal Dutch Shell plc "A"(f)                                                           3,266
   55,526   Royal Dutch Shell plc "B"(f)                                                           2,266
   35,000   Royal Dutch Shell plc ADR                                                              2,751
   73,694   Statoil ASA                                                                            2,258
   71,887   Total S.A.(f)                                                                          5,045
                                                                                               ---------
                                                                                                  22,079
                                                                                               ---------
            OIL & GAS EXPLORATION & PRODUCTION (0.0%)
   19,400   INPEX Corp.                                                                              280
   14,371   Woodside Petroleum Ltd.                                                                  564
                                                                                               ---------
                                                                                                     844
                                                                                               ---------
            OIL & GAS REFINING & MARKETING (0.1%)
    3,791   Delek Group Ltd.                                                                       1,606
    2,000   Idemitsu Kosan Co. Ltd.                                                                   42
   19,817   Neste Oil Oyj                                                                            406
    4,200   Showa Shell Sekiyu K.K.                                                                   45
                                                                                               ---------
                                                                                                   2,099
                                                                                               ---------
            Total Energy                                                                          25,022
                                                                                               ---------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES   SECURITY                                                                               (000)
--------------------------------------------------------------------------------------------------------
            FINANCIALS (2.9%)
            -----------------
            ASSET MANAGEMENT & CUSTODY BANKS (0.1%)
   37,425   Schroders plc                                                                      $   1,622
                                                                                               ---------
            DIVERSIFIED BANKS (1.7%)
   24,000   Aozora Bank Ltd.                                                                          74
  113,570   Australia and New Zealand Banking Group Ltd.                                           3,540
   18,264   Banche Popolari Unite Scpa                                                               168
    8,720   Banco Bilbao Vizcaya Argentaria S.A.                                                     112
  114,877   Banco Santander S.A.(f)                                                                1,178
   18,691   Bank Hapoalim B.M.                                                                       109
  236,000   Bank of East Asia Ltd.                                                                   960
    1,597   BNP Paribas S.A.                                                                         112
   81,000   BOC Hong Kong Holdings Ltd.                                                              243
   56,552   Commonwealth Bank of Australia(f)                                                      4,294
  116,757   Credit Agricole S.A.                                                                   1,822
  108,571   DnB NOR ASA                                                                            2,040
   16,800   Hang Seng Bank Ltd.                                                                      277
  547,045   HSBC Holdings plc(f)                                                                   5,769
   98,000   HSBC Holdings plc ADR                                                                  5,167
  549,500   Mitsubishi UFJ Financial Group, Inc.                                                   3,093
   57,706   Mizrahi Tefahot Bank Ltd.                                                                782
1,281,000   Mizuho Financial Group, Inc.                                                           2,491
    4,692   National Australia Bank Ltd.                                                             146
  115,153   Natixis                                                                                  785
   68,036   Nordea Bank AB                                                                         1,003
  154,239   Skandinaviska Enskilda Banken "A"                                                      2,094
   33,100   Sumitomo Mitsui Financial Group, Inc.                                                  1,335
   71,000   Sumitomo Mitsui Trust Holdings, Inc.                                                     287
   11,156   Svenska Handelsbanken AB "A"                                                             567
   20,506   Swedbank AB "A"                                                                          545
   28,893   UniCredit S.p.A.                                                                         252
    7,000   United Overseas Bank Ltd.                                                                126
  114,635   Westpac Banking Corp.                                                                  3,672
                                                                                               ---------
                                                                                                  43,043
                                                                                               ---------
            DIVERSIFIED CAPITAL MARKETS (0.0%)
   13,029   Investec plc                                                                             113
    3,395   UBS AG                                                                                    68
                                                                                               ---------
                                                                                                     181
                                                                                               ---------
            INVESTMENT BANKING & BROKERAGE (0.1%)
  100,000   Daiwa Securities Group, Inc.                                                             807
    7,274   Macquarie Group Ltd.                                                                     406
   79,800   Nomura Holdings, Inc.                                                                    524
                                                                                               ---------
                                                                                                   1,737
                                                                                               ---------

================================================================================

22  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES   SECURITY                                                                               (000)
--------------------------------------------------------------------------------------------------------
            LIFE & HEALTH INSURANCE (0.2%)
  188,604   AEGON N.V.                                                                         $   1,636
   35,864   CNP Assurances                                                                           773
   66,072   Prudential plc                                                                         1,535
    7,145   Swiss Life Holding AG                                                                  1,718
                                                                                               ---------
                                                                                                   5,662
                                                                                               ---------
            MULTI-LINE INSURANCE (0.2%)
   33,303   Ageas                                                                                  1,400
   12,208   Allianz SE                                                                             2,070
    1,053   Baloise Holdings AG                                                                      127
    4,564   Gjensidige Forsikring ASA                                                                 84
   22,343   Sampo Oyj "A"                                                                          1,127
  214,864   Unipolsai Spa                                                                            739
      634   Zurich Financial Services AG                                                             190
                                                                                               ---------
                                                                                                   5,737
                                                                                               ---------
            MULTI-SECTOR HOLDINGS (0.2%)
   79,459   Industrivarden AB "C"                                                                  1,594
   58,264   Investor AB "B"                                                                        2,286
    5,115   Kinnevik Investment AB "B"                                                               203
                                                                                               ---------
                                                                                                   4,083
                                                                                               ---------
            OTHER DIVERSIFIED FINANCIAL SERVICES (0.0%)
    3,255   ING Groep N.V.*                                                                           46
   28,400   ORIX Corp.                                                                               450
                                                                                               ---------
                                                                                                     496
                                                                                               ---------
            PROPERTY & CASUALTY INSURANCE (0.1%)
  334,793   Insurance Australia Group Ltd.                                                         1,854
                                                                                               ---------
            REGIONAL BANKS (0.1%)
   26,000   Bank of Yokohama Ltd.                                                                    145
    7,210   Bendigo Bank Ltd.                                                                         79
   16,000   Chiba Bank Ltd.                                                                          104
  115,000   Fukuoka Financial Group, Inc.                                                            498
    9,000   Hachijuni Bank Ltd.                                                                       49
   11,000   Hiroshima Bank Ltd.                                                                       49
    5,700   Iyo Bank Ltd.                                                                             53
   15,000   Nishi Nippon City Bank Ltd.                                                               32
   48,200   Resona Holdings, Inc.                                                                    252
   12,000   Shizuoka Bank Ltd.                                                                       113
    5,000   Yamaguchi Financial Group, Inc.                                                           48
                                                                                               ---------
                                                                                                   1,422
                                                                                               ---------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES   SECURITY                                                                               (000)
--------------------------------------------------------------------------------------------------------
            REINSURANCE (0.2%)
   18,701   Hannover Rueck SE                                                                  $   1,663
    4,044   Muenchener Rueckversicherungs-Gesellschaft AG                                            896
    3,481   SCOR SE                                                                                  122
   25,182   Swiss Re AG                                                                            2,240
                                                                                               ---------
                                                                                                   4,921
                                                                                               ---------
            SPECIALIZED FINANCE (0.0%)
    5,329   London Stock Exchange Group plc                                                          175
                                                                                               ---------
            Total Financials                                                                      70,933
                                                                                               ---------
            HEALTH CARE (1.5%)
            ------------------
            BIOTECHNOLOGY (0.0%)
    3,986   Actelion Ltd.                                                                            396
    3,973   CSL Ltd.                                                                                 261
    3,294   Grifola SA                                                                               179
                                                                                               ---------
                                                                                                     836
                                                                                               ---------
            HEALTH CARE DISTRIBUTORS (0.1%)
   18,400   Alfresa Holdings Corp.                                                                 1,112
  110,900   Medipal Holdings Corp.                                                                 1,558
    1,600   Suzuken Co. Ltd.                                                                          56
                                                                                               ---------
                                                                                                   2,726
                                                                                               ---------
            HEALTH CARE EQUIPMENT (0.0%)
   19,814   Smith & Nephew plc                                                                       347
                                                                                               ---------
            HEALTH CARE FACILITIES (0.0%)
    8,166   Ryman Healthcare Ltd.                                                                     58
                                                                                               ---------
            HEALTH CARE SERVICES (0.0%)
    3,369   Fresenius SE & Co. KGaA                                                                  502
    8,244   Sonic Healthcare Ltd.                                                                    136
                                                                                               ---------
                                                                                                     638
                                                                                               ---------
            HEALTH CARE SUPPLIES (0.1%)
   21,523   Coloplast A/S "B"(b)                                                                   1,859
                                                                                               ---------
            PHARMACEUTICALS (1.3%)
   28,203   AstraZeneca plc                                                                        2,025
    7,601   Bayer AG                                                                               1,099
   15,400   Daiichi Sankyo Co. Ltd.                                                                  261
  112,793   GlaxoSmithKline plc                                                                    3,027
    5,000   Kyowa Hakko Kirin Co. Ltd.                                                                61
    1,436   Merck KGaA                                                                               247
    5,000   Mitsubishi Tanabe Pharma Corp.                                                            73
   58,189   Novartis AG(f)                                                                         5,218

================================================================================

24  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES   SECURITY                                                                               (000)
--------------------------------------------------------------------------------------------------------
   59,000   Novartis AG ADR                                                                    $   5,314
   10,436   Novo Nordisk A/S "B"(b)                                                                  441
    7,532   Orion Oyj "B"                                                                            237
   60,300   Otsuka Holdings Co. Ltd.                                                               1,702
   18,543   Roche Holding AG                                                                       5,456
   22,753   Sanofi                                                                                 2,433
   21,605   Shire plc                                                                              1,236
   40,032   Teva Pharmaceutical Industries Ltd.                                                    2,006
                                                                                               ---------
                                                                                                  30,836
                                                                                               ---------
            Total Health Care                                                                     37,300
                                                                                               ---------
            INDUSTRIALS (1.9%)
            ------------------
            AEROSPACE & DEFENSE (0.0%)
    2,366   Safran S.A.                                                                              161
    6,603   Thales S.A.                                                                              395
    3,938   Zodiac Aerospace                                                                         140
                                                                                               ---------
                                                                                                     696
                                                                                               ---------
            AIR FREIGHT & LOGISTICS (0.1%)
   52,379   Deutsche Post AG                                                                       1,943
   42,041   TNT Express N.V.                                                                         375
                                                                                               ---------
                                                                                                   2,318
                                                                                               ---------
            AIRLINES (0.2%)
   60,579   Deutsche Lufthansa AG                                                                  1,598
   70,926   easyJet plc                                                                            1,819
   22,302   International Consolidated Airlines Group S.A.*                                          148
   12,000   Singapore Airlines Ltd.                                                                   99
                                                                                               ---------
                                                                                                   3,664
                                                                                               ---------
            BUILDING PRODUCTS (0.2%)
    5,200   Daikin Industries Ltd.                                                                   310
    5,504   Geberit AG                                                                             1,822
    5,900   LIXIL Group Corp.                                                                        153
  115,000   Toto Ltd.                                                                              1,454
                                                                                               ---------
                                                                                                   3,739
                                                                                               ---------
            COMMERCIAL PRINTING (0.0%)
   13,000   Dai Nippon Printing Co. Ltd.                                                             130
   12,000   Toppan Printing Co. Ltd.                                                                  89
                                                                                               ---------
                                                                                                     219
                                                                                               ---------
            CONSTRUCTION & ENGINEERING (0.2%)
   43,717   ACS Actividades de Construccion y Servicios S.A.                                       1,942
   17,159   Ferrovial S.A.                                                                           371

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES   SECURITY                                                                               (000)
--------------------------------------------------------------------------------------------------------
   26,530   Leighton Holdings Ltd.                                                             $     500
   32,324   Vinci S.A.                                                                             2,393
                                                                                               ---------
                                                                                                   5,206
                                                                                               ---------
            CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS (0.0%)
    5,800   Hino Motors Ltd.                                                                          73
   21,000   Komatsu Ltd.                                                                             457
  795,000   Yangzijiang Shipbuilding Holdings Ltd.                                                   640
                                                                                               ---------
                                                                                                   1,170
                                                                                               ---------
            DIVERSIFIED SUPPORT SERVICES (0.0%)
   17,233   Babcock International Group plc                                                          351
   14,573   Brambles Ltd.                                                                            130
                                                                                               ---------
                                                                                                     481
                                                                                               ---------
            ELECTRICAL COMPONENTS & EQUIPMENT (0.0%)
   12,000   Fuji Electric Co. Ltd.                                                                    53
    3,747   Legrand S.A.                                                                             237
    4,400   Nidec Corp.                                                                              256
    8,800   Sumitomo Electric Industries Ltd.                                                        118
                                                                                               ---------
                                                                                                     664
                                                                                               ---------
            HEAVY ELECTRICAL EQUIPMENT (0.0%)
   46,000   Mitsubishi Electric Corp.                                                                534
                                                                                               ---------
            HUMAN RESOURCE & EMPLOYMENT SERVICES (0.1%)
   97,105   Capita plc                                                                             1,802
    6,864   Seek Ltd.                                                                                108
                                                                                               ---------
                                                                                                   1,910
                                                                                               ---------
            INDUSTRIAL CONGLOMERATES (0.2%)
   71,000   Hopewell Holdings Ltd.                                                                   247
  164,000   Hutchison Whampoa Ltd.                                                                 2,196
  282,000   NWS Holdings Ltd.                                                                        491
    6,260   Siemens AG                                                                               832
                                                                                               ---------
                                                                                                   3,766
                                                                                               ---------
            INDUSTRIAL MACHINERY (0.1%)
   57,702   Alfa Laval AB                                                                          1,511
    8,000   Amada Co. Ltd.                                                                            76
    8,533   Atlas Copco AB "B"                                                                       235
    4,300   FANUC Corp.                                                                              731
   29,000   IHI Corp.                                                                                122
   31,000   Kawasaki Heavy Industries Ltd.                                                           117
      711   Kone Oyj "B"                                                                              29
   67,000   Mitsubishi Heavy Industries Ltd.                                                         390

================================================================================

26  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES   SECURITY                                                                               (000)
--------------------------------------------------------------------------------------------------------
   12,000   NSK Ltd.                                                                           $     145
    3,997   Wartsila Corp. Oyj "B"                                                                   216
                                                                                               ---------
                                                                                                   3,572
                                                                                               ---------
            MARINE (0.1%)
       60   A.P. Moller-Maersk A/S "A"(b)                                                            149
      797   A.P. Moller-Maersk A/S "B"(b)                                                          2,083
  210,000   Nippon Yusen Kabushiki Kaisha                                                            619
                                                                                               ---------
                                                                                                   2,851
                                                                                               ---------
            RAILROADS (0.4%)
   45,521   Aurizon Holdings Ltd.                                                                    209
   55,700   Canadian Pacific Railway Ltd.                                                          9,331
   25,000   Hankyu Hanshin Holdings, Inc.                                                            139
                                                                                               ---------
                                                                                                   9,679
                                                                                               ---------
            TRADING COMPANIES & DISTRIBUTORS (0.3%)
   34,700   ITOCHU Corp.                                                                             410
  105,000   Marubeni Corp.                                                                           716
   56,700   Mitsubishi Corp.                                                                       1,119
  131,600   Mitsui & Co. Ltd.                                                                      1,993
   27,500   Sojitz Corp.                                                                              44
  142,600   Sumitomo Corp.                                                                         1,866
    5,484   Travis Perkins plc                                                                       154
                                                                                               ---------
                                                                                                   6,302
                                                                                               ---------
            TRUCKING (0.0%)
   44,000   ComfortDelGro Corp. Ltd.                                                                  82
                                                                                               ---------
            Total Industrials                                                                     46,853
                                                                                               ---------
            INFORMATION TECHNOLOGY (1.1%)
            -----------------------------
            APPLICATION SOFTWARE (0.0%)
    1,176   SAP AG                                                                                    90
                                                                                               ---------
            DATA PROCESSING & OUTSOURCED SERVICES (0.1%)
   31,169   Amadeus IT Holding S.A. "A"                                                            1,370
   10,415   Computershare Ltd.                                                                       123
                                                                                               ---------
                                                                                                   1,493
                                                                                               ---------
            ELECTRONIC COMPONENTS (0.0%)
      700   Hirose Electric Co. Ltd.                                                                 100
    9,700   HOYA Corp.                                                                               300
    2,500   Ibiden Co. Ltd.                                                                           46
    4,500   Murata Manufacturing Co. Ltd.                                                            381
    5,400   Omron Corp.                                                                              203
                                                                                               ---------
                                                                                                   1,030
                                                                                               ---------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES   SECURITY                                                                               (000)
--------------------------------------------------------------------------------------------------------
            ELECTRONIC EQUIPMENT & INSTRUMENTS (0.1%)
    5,900   Citizen Holdings Co. Ltd.                                                          $      45
   71,600   FUJIFILM Holdings Corp.                                                                1,848
  224,000   Hitachi Ltd.                                                                           1,505
    1,000   Keyence Corp.                                                                            389
                                                                                               ---------
                                                                                                   3,787
                                                                                               ---------
            IT CONSULTING & OTHER SERVICES (0.1%)
    3,224   Cap Gemini                                                                               234
  178,000   Fujitsu Ltd.                                                                           1,205
                                                                                               ---------
                                                                                                   1,439
                                                                                               ---------
            SEMICONDUCTORS (0.7%)
  150,441   Infineon Technologies AG                                                               1,866
  236,839   NXP Semiconductors N.V.*                                                              14,708
    2,200   ROHM Co.                                                                                 125
                                                                                               ---------
                                                                                                  16,699
                                                                                               ---------
            TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (0.1%)
    5,200   Brother Industries Ltd.                                                                   82
   10,500   Konica Minolta, Inc.                                                                      91
   58,300   Ricoh Co. Ltd.                                                                           713
   56,500   Seiko Epson Corp.                                                                      1,962
                                                                                               ---------
                                                                                                   2,848
                                                                                               ---------
            Total Information Technology                                                          27,386
                                                                                               ---------
            MATERIALS (1.3%)
            ----------------
            COMMODITY CHEMICALS (0.0%)
   29,000   Asahi Kasei Corp.                                                                        217
    6,000   Kaneka Corp.                                                                              37
                                                                                               ---------
                                                                                                     254
                                                                                               ---------
            CONSTRUCTION MATERIALS (0.0%)
      754   Imerys S.A.                                                                               63
                                                                                               ---------
            DIVERSIFIED CHEMICALS (0.2%)
   32,837   BASF SE                                                                                3,781
   30,800   Mitsubishi Chemical Holdings Corp.                                                       127
                                                                                               ---------
                                                                                                   3,908
                                                                                               ---------
            DIVERSIFIED METALS & MINING (0.7%)
  113,488   BHP Billiton Ltd.(f)                                                                   3,909
   95,323   BHP Billiton plc                                                                       2,985
   19,302   Rio Tinto plc                                                                            989
  125,400   Rio Tinto plc ADR                                                                      6,443
  127,000   Sumitomo Metal Mining Co. Ltd.                                                         1,920
                                                                                               ---------
                                                                                                  16,246
                                                                                               ---------

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28  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES   SECURITY                                                                               (000)
--------------------------------------------------------------------------------------------------------
            FERTILIZERS & AGRICULTURAL CHEMICALS (0.2%)
   49,090   K and S AG                                                                         $   1,706
   70,000   Potash Corp. of Saskatchewan, Inc.                                                     2,543
   27,965   Yara International ASA                                                                 1,277
                                                                                               ---------
                                                                                                   5,526
                                                                                               ---------
            METAL & GLASS CONTAINERS (0.0%)
    3,700   Toyo Seikan Holdings Ltd.                                                                 54
                                                                                               ---------
            PAPER PRODUCTS (0.0%)
   19,000   Oji Holdings Corp.                                                                        80
   11,528   UPM-Kymmene Oyj                                                                          203
                                                                                               ---------
                                                                                                     283
                                                                                               ---------
            SPECIALTY CHEMICALS (0.1%)
  183,000   Daicel Corp.                                                                           1,667
    2,295   EMS-Chemie Holding AG                                                                    861
    2,300   Hitachi Chemical Co. Ltd.                                                                 36
       47   Sika AG                                                                                  186
                                                                                               ---------
                                                                                                   2,750
                                                                                               ---------
            STEEL (0.1%)
   66,660   ArcelorMittal ADR                                                                      1,018
   34,567   Fortescue Metals Group Ltd.                                                              142
   10,800   JFE Holdings, Inc.                                                                       205
   56,000   Kobe Steel Ltd.                                                                           78
    1,200   Maruichi Steel Tube Ltd.                                                                  29
  169,000   Nippon Steel & Sumitomo Metal Corp.                                                      476
   34,280   Voestalpine AG                                                                         1,586
                                                                                               ---------
                                                                                                   3,534
                                                                                               ---------
            Total Materials                                                                       32,618
                                                                                               ---------
            TELECOMMUNICATION SERVICES (0.8%)
            ---------------------------------
            INTEGRATED TELECOMMUNICATION SERVICES (0.4%)
  177,218   BT Group plc                                                                           1,179
    3,136   Elisa Oyj                                                                                 93
   38,300   Nippon Telegraph & Telephone Corp.                                                     2,273
   41,815   Orange                                                                                   699
    1,701   Swisscom AG                                                                            1,013
  746,058   Telecom Italia S.p.A.*                                                                   927
1,766,509   Telecom Italia S.p.A.                                                                  1,687
   92,419   Telefonica S.A.                                                                        1,551
    5,013   Telekom Austria AG                                                                        49
                                                                                               ---------
                                                                                                   9,471
                                                                                               ---------

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                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES   SECURITY                                                                               (000)
--------------------------------------------------------------------------------------------------------
            WIRELESS TELECOMMUNICATION SERVICES (0.4%)
   39,700   KDDI Corp.                                                                         $   2,361
    1,424   Millicom International Cellular S.A. Swedish Depository Receipts                         131
    1,200   SoftBank Corp.                                                                            87
1,018,195   Vodafone Group plc                                                                     3,576
  118,836   Vodafone Group plc ADR                                                                 4,160
                                                                                               ---------
                                                                                                  10,315
                                                                                               ---------
            Total Telecommunication Services                                                      19,786
                                                                                               ---------
            UTILITIES (0.5%)
            ----------------
            ELECTRIC UTILITIES (0.3%)
   14,000   Cheung Kong Infrastructure Holdings Ltd.                                                  96
   15,000   Chubu Electric Power Co., Inc.*                                                          180
    6,800   Chugoku Electric Power Co., Inc.                                                          90
    8,244   Contact Energy Ltd.                                                                       38
  325,357   EDP-Energias de Portugal S.A.                                                          1,539
   58,319   Enel S.p.A.                                                                              330
   78,010   Fortum Oyj                                                                             1,903
    3,900   Hokuriku Electric Power Co.                                                               50
   15,500   Kansai Electric Power Co., Inc.*(f)                                                      143
    9,900   Kyushu Electric Power Co., Inc.*                                                         109
    9,853   Red Electrica Corporacion S.A.                                                           845
    4,000   Shikoku Electric Power Co.*                                                               52
   21,524   SSE plc                                                                                  561
   10,600   Tohoku Electric Power Co., Inc.                                                          113
   33,300   Tokyo Electric Power Co., Inc.*                                                          135
                                                                                               ---------
                                                                                                   6,184
                                                                                               ---------
            GAS UTILITIES (0.0%)
    4,241   Enagas S.A.                                                                              125
    7,630   Gas Natural SDG S.A.                                                                     220
   46,516   Snam S.p.A.                                                                              273
                                                                                               ---------
                                                                                                     618
                                                                                               ---------
            INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.0%)
    2,600   Electric Power Development Co. Ltd.                                                       77
                                                                                               ---------
            MULTI-UTILITIES (0.2%)
   66,334   Centrica plc                                                                             373
   85,284   GDF Suez                                                                               2,382
  170,656   National Grid plc                                                                      2,546
                                                                                               ---------
                                                                                                   5,301
                                                                                               ---------

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30  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES   SECURITY                                                                               (000)
--------------------------------------------------------------------------------------------------------
            WATER UTILITIES (0.0%)
    5,374   Severn Trent plc                                                                   $     177
                                                                                               ---------
            Total Utilities                                                                       12,357
                                                                                               ---------
            Total Common Stocks (cost: $294,753)                                                 349,065
                                                                                               ---------
            PREFERRED STOCKS (0.1%)

            CONSUMER DISCRETIONARY (0.1%)
            -----------------------------
            AUTOMOBILE MANUFACTURERS (0.1%)
    1,180   Bayerische Motoren Werke AG                                                              114
    8,775   Volkswagen AG                                                                          2,332
                                                                                               ---------
                                                                                                   2,446
                                                                                               ---------
            Total Consumer Discretionary                                                           2,446
                                                                                               ---------
            CONSUMER STAPLES (0.0%)
            -----------------------
            HOUSEHOLD PRODUCTS (0.0%)
      261   Henkel AG & Co. KGaA                                                                      30
                                                                                               ---------
            Total Preferred Stocks (cost: $2,374)                                                  2,476
                                                                                               ---------
            EXCHANGE-TRADED FUNDS (13.6%)
  319,748   EGShares Emerging Markets Consumer ETF                                                 8,656
  868,475   iShares Core MSCI EAFE ETF                                                            54,558
1,413,700   iShares Core MSCI Emerging Markets ETF                                                72,028
1,277,500   iShares MSCI EAFE ETF                                                                 88,671
1,721,667   iShares MSCI Germany ETF                                                              55,334
  337,582   iShares MSCI Malaysia ETF                                                              5,408
  154,620   iShares MSCI Philippines ETF                                                           5,574
  168,463   iShares MSCI South Korea Capped ETF                                                   10,888
  153,062   iShares MSCI Turkey ETF                                                                8,772
  107,983   SPDR S&P Emerging Markets SmallCap ETF                                                 5,280
  170,548   WisdomTree Emerging Markets Equity Income Fund                                         8,619
  182,288   WisdomTree Emerging Markets SmallCap Dividend Fund                                     8,668
  322,900   WisdomTree India Earnings Fund                                                         6,936
                                                                                               ---------
            Total Exchange-Traded Funds (cost: $306,898)                                         339,392
                                                                                               ---------
            Total International Equity Securities (cost: $604,025)                               690,933
                                                                                               ---------
            PRECIOUS METALS AND COMMODITY-RELATED SECURITIES (2.7%)

            GOLD (1.4%)

            AFRICAN GOLD COMPANIES (0.2%)
  145,000   AngloGold Ashanti Ltd. ADR*                                                            2,290
  340,000   Gold Fields Ltd. ADR                                                                   1,204

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                                                  PORTFOLIO OF INVESTMENTS |  31

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES   SECURITY                                                                               (000)
--------------------------------------------------------------------------------------------------------
  545,000   Harmony Gold Mining Co. Ltd. ADR*                                                  $   1,444
   47,500   Sibanye Gold Ltd. ADR                                                                    466
                                                                                               ---------
                                                                                                   5,404
                                                                                               ---------
            AUSTRALIAN GOLD COMPANIES (0.1%)
  238,000   Newcrest Mining Ltd.*                                                                  2,157
                                                                                               ---------
            EUROPEAN GOLD COMPANIES (0.1%)
   41,500   Randgold Resources Ltd. ADR                                                            3,068
                                                                                               ---------
            NORTH AMERICAN GOLD COMPANIES (0.9%)
   32,000   Agnico-Eagle Mines Ltd.                                                                  968
  100,000   Alamos Gold, Inc.                                                                        824
  295,857   AuRico Gold, Inc.                                                                      1,027
  525,000   B2Gold Corp.*                                                                          1,273
   57,000   Barrick Gold Corp.                                                                       918
  250,000   Centerra Gold, Inc.                                                                    1,063
  358,000   Eldorado Gold Corp.                                                                    2,059
   90,000   Goldcorp, Inc.                                                                         2,103
  540,000   IAMGOLD Corp.                                                                          1,647
  250,000   Kinross Gold Corp.*                                                                      945
   51,000   Newmont Mining Corp.                                                                   1,167
   85,000   Primero Mining Corp.*                                                                    539
   61,000   Royal Gold, Inc.                                                                       3,826
  902,884   Semafo, Inc.                                                                           2,973
  150,000   Yamana Gold, Inc.                                                                      1,104
                                                                                               ---------
                                                                                                  22,436
                                                                                               ---------
            SOUTH AMERICAN GOLD COMPANIES (0.1%)
  254,000   Compania de Minas Buenaventura S.A. ADR                                                2,715
                                                                                               ---------
            Total Gold (cost: $52,789)                                                            35,780
                                                                                               ---------

            SILVER (0.2%)
  235,000   Pan American Silver Corp.                                                              2,907
  107,000   Tahoe Resources, Inc.*                                                                 2,219
                                                                                               ---------
            Total Silver (cost: $5,855)                                                            5,126
                                                                                               ---------

            EXCHANGE-TRADED FUNDS (1.1%)
  297,334   iShares Silver Trust*                                                                  5,376
  178,295   SPDR Gold Shares*                                                                     21,472
                                                                                               ---------
            Total Exchange-Traded Funds (cost: $34,763)                                           26,848
                                                                                               ---------
            Total Precious Metals And Commodity-Related Securities (cost: $93,407)                67,754
                                                                                               ---------

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32  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES   SECURITY                                                                               (000)
--------------------------------------------------------------------------------------------------------
            GLOBAL REAL ESTATE EQUITY SECURITIES (0.4%)

            COMMON STOCKS (0.4%)

            DIVERSIFIED REAL ESTATE ACTIVITIES (0.0%)
   24,000   Henderson Land Development Co. Ltd.                                                $     156
   20,000   Wheelock & Co. Ltd.                                                                       81
                                                                                               ---------
                                                                                                     237
                                                                                               ---------
            REAL ESTATE DEVELOPMENT (0.0%)
   64,000   Cheung Kong Holdings Ltd.                                                              1,143
   64,000   Sino Land Co.                                                                             99
                                                                                               ---------
                                                                                                   1,242
                                                                                               ---------
            REAL ESTATE OPERATING COMPANIES (0.1%)
    6,452   Deutsche Wohnen AG*                                                                      143
  307,000   Hysan Development Co. Ltd.                                                             1,526
   21,368   Immofinanz AG                                                                             76
                                                                                               ---------
                                                                                                   1,745
                                                                                               ---------
            REITs - DIVERSIFIED (0.1%)
  108,472   BGP Holdings plc, acquired 8/06/2009; cost: $0*(b),(c)                                     -
   22,008   British Land Co. plc                                                                     264
  326,280   Dexus Property Group                                                                     339
      492   Gecina S.A.                                                                               70
   39,418   GPT Group                                                                                143
   17,166   Land Securities Group plc                                                                307
                                                                                               ---------
                                                                                                   1,123
                                                                                               ---------
            REITs - INDUSTRIAL (0.0%)
  171,878   Segro plc                                                                              1,064
                                                                                               ---------
            REITs - OFFICE (0.0%)
  238,000   CapitaCommercial Trust                                                                   321
                                                                                               ---------
            REITs - RETAIL (0.2%)
  696,104   Federation Centres                                                                     1,633
  169,033   Hammerson plc                                                                          1,683
   19,736   Liberty International plc                                                                104
  363,500   Link REIT                                                                              1,934
                                                                                               ---------
                                                                                                   5,354
                                                                                               ---------
            Total Common Stocks (cost: $10,145)                                                   11,086
                                                                                               ---------
            Total Global Real Estate Equity Securities (cost: $10,145)                            11,086
                                                                                               ---------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  33

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                          COUPON                             VALUE
(000)       SECURITY                                             RATE           MATURITY           (000)
--------------------------------------------------------------------------------------------------------
            BONDS (34.2%)

            CORPORATE OBLIGATIONS (17.2%)

            CONSUMER DISCRETIONARY (0.1%)
            ------------------------------
            PUBLISHING (0.0%)
$   1,000   McGraw-Hill Global Education Holdings, LLC,
               9.75%, 6/14/2014(a)                              10.00%(d)      4/01/2021       $   1,147
                                                                                               ---------
            SPECIALTY STORES (0.1%)
    1,100   Guitar Center, Inc.(a)                               6.50          4/15/2019           1,063
    1,000   Toys R US Property Co. II, LLC                       8.50         12/01/2017           1,025
                                                                                               ---------
                                                                                                   2,088
                                                                                               ---------
            Total Consumer Discretionary                                                           3,235
                                                                                               ---------
            ENERGY (3.1%)
            -------------
            OIL & GAS EXPLORATION & PRODUCTION (0.6%)
    2,000   Alta Mesa Holdings, LP                               9.63         10/15/2018           2,125
    2,000   Fieldwood Energy, LLC(e)                             8.38          9/30/2020           2,064
    2,000   Halcon Resources Corp.                               9.25          2/15/2022           2,150
    2,000   Midstates Petroleum Co., Inc. & Midstates
               Petroleum Co., LLC                                9.25          6/01/2021           2,160
    2,000   Quicksilver Resources, Inc.(e)                       7.00          6/21/2019           1,965
    2,150   Rex Energy Corp.                                     8.88         12/01/2020           2,397
    1,000   Sabine Oil & Gas, LLC(e)                             8.75         12/31/2018           1,016
    2,000   Samson Investment Co.(e)                             5.00          9/25/2018           2,001
                                                                                               ---------
                                                                                                  15,878
                                                                                               ---------
            OIL & GAS REFINING & MARKETING (0.1%)
    1,750   Northern Tier Energy, LLC & Northern
            Tier Finance Corp.                                   7.13         11/15/2020           1,890
                                                                                               ---------
            OIL & GAS STORAGE & TRANSPORTATION (2.4%)
   10,000   DCP Midstream, LLC(a)                                5.85          5/21/2043           9,500
    8,780   Enbridge Energy Partners, LP(f)                      8.05         10/01/2037           9,989
   15,270   Energy Transfer Partners, LP                         3.24(g)      11/01/2066          14,201
   10,980   Enterprise Products Operating, LLC(f)                7.00          6/01/2067          11,679
    2,000   Martin Midstream Partners, LP                        7.25          2/15/2021           2,115
      369   NuStar Logistics, LP                                 7.63          1/15/2043          10,001
    2,352   Southern Union Co.                                   3.24(g)      11/01/2066           1,952
                                                                                               ---------
                                                                                                  59,437
                                                                                               ---------
            Total Energy                                                                          77,205
                                                                                               ---------
            FINANCIALS (10.9%)
            ------------------
            ASSET MANAGEMENT & CUSTODY BANKS (1.1%)
   10,000   Prospect Capital Corp.                               5.00          7/15/2019          10,354

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34  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                          COUPON                             VALUE
(000)       SECURITY                                             RATE           MATURITY           (000)
--------------------------------------------------------------------------------------------------------
$  16,000   State Street Capital Trust IV                        1.23%(g)      6/01/2077       $  13,440
    2,400   Walter Investment Management Corp.(a)                7.88         12/15/2021           2,433
                                                                                               ---------
            Total Asset Management & Custody Banks                                                26,227
                                                                                               ---------
            CONSUMER FINANCE (0.4%)
    8,052   American Express Co.(f)                              6.80          9/01/2066           8,918
                                                                                               ---------
            DIVERSIFIED BANKS (0.1%)
    2,000   Compass Bank                                         6.40         10/01/2017           2,229
                                                                                               ---------
            LIFE & HEALTH INSURANCE (1.9%)
      385   Delphi Financial Group, Inc.                         7.38          5/15/2037           9,439
   12,342   Lincoln National Corp.(f)                            7.00          5/17/2066          12,897
    1,000   Lincoln National Corp.                               6.05          4/20/2067           1,020
    7,800   Prudential Financial, Inc.                           5.63          6/15/2043           8,249
    2,135   Prudential Financial, Inc.                           5.20          3/15/2044           2,159
   13,935   StanCorp Financial Group, Inc.(f)                    6.90          6/01/2067          14,562
                                                                                               ---------
                                                                                                  48,326
                                                                                               ---------
            MULTI-LINE INSURANCE (1.8%)
   15,127   Genworth Holdings, Inc.(f)                           6.15         11/15/2066          14,314
   17,255   Glen Meadow Pass-Through Trust(a),(f)                6.51          2/12/2067          17,341
   12,810   Nationwide Mutual Insurance Co.(a),(f)               5.81         12/15/2024          13,010
                                                                                               ---------
                                                                                                  44,665
                                                                                               ---------
            MULTI-SECTOR HOLDINGS (0.2%)
    5,325   BNSF Funding Trust I                                 6.61         12/15/2055           5,904
                                                                                               ---------
            OTHER DIVERSIFIED FINANCIAL SERVICES (0.5%)
    5,000   JPMorgan Chase Capital XIII                          1.18(g)       9/30/2034           4,337
   10,000   JPMorgan Chase Capital XXI                           1.17(g)       2/02/2037           8,325
                                                                                               ---------
                                                                                                  12,662
                                                                                               ---------
            PROPERTY & CASUALTY INSURANCE (3.0%)
   10,800   Allstate Corp.                                       5.75          8/15/2053          11,563
   10,000   AmTrust Financial Services, Inc.(a)                  6.13          8/15/2023          10,193
   11,050   HSB Group, Inc.(b)                                   1.14(g)       7/15/2027           8,619
   12,400   Ironshore Holdings, Inc.(a)                          8.50          5/15/2020          14,619
   19,315   Oil Insurance Ltd.(a),(f)                            3.22(g)               -(h)       17,963
    4,000   Progressive Corp.                                    6.70          6/15/2037           4,452
    6,500   Travelers Companies, Inc.(f)                         6.25          3/15/2037           6,987
                                                                                               ---------
                                                                                                  74,396
                                                                                               ---------
            REAL ESTATE DEVELOPMENT (0.1%)
    1,800   Forestar USA Real Estate Group, Inc.(a)              8.50          6/01/2022           1,872
                                                                                               ---------
            REGIONAL BANKS (1.3%)
    1,000   Allfirst Preferred Capital Trust                     1.73(g)       7/15/2029             905

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  35

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                          COUPON                             VALUE
(000)       SECURITY                                             RATE           MATURITY           (000)
--------------------------------------------------------------------------------------------------------
$      31   Citizens Funding Trust I                             7.50%         9/15/2066       $     792
    1,000   Emigrant Bancorp, Inc.(a),(f)                        6.25          6/15/2014           1,001
    4,000   First Maryland Capital Trust I                       1.23(g)       1/15/2027           3,660
    5,000   Fulton Capital Trust I(f)                            6.29          2/01/2036           4,900
    2,000   Huntington Capital Trust II "B"                      0.86(g)       6/15/2028           1,690
    3,500   M&T Capital Trust I(f)                               8.23          2/01/2027           3,561
    5,039   Manufacturers & Traders Trust Co.(f)                 5.63         12/01/2021           5,273
   13,000   Suntrust Capital I                                   0.89(g)       5/15/2027          11,229
                                                                                               ---------
                                                                                                  33,011
                                                                                               ---------
            REINSURANCE (0.3%)
    4,000   Alterra USA Holdings Ltd.(a),(f)                     7.20          4/14/2017           4,487
    3,750   Platinum Underwriters Finance, Inc.(f)               7.50          6/01/2017           4,215
                                                                                               ---------
            Total Reinsurance                                                                      8,702
                                                                                               ---------
            REITs - RETAIL (0.1%)
    3,000   Brixmor, LLC                                         5.30          1/15/2015           3,045
      413   Brixmor, LLC                                         7.68         11/02/2026             415
                                                                                               ---------
                                                                                                   3,460
                                                                                               ---------
            THRIFTS & MORTGAGE FINANCE (0.1%)
    1,950   Ocwen Financial Corp.(a)                             6.63          5/15/2019           1,979
                                                                                               ---------
            Total Financials                                                                     272,351
                                                                                               ---------
            INDUSTRIALS (0.8%)
            ------------------
            AEROSPACE & DEFENSE (0.5%)
   13,560   Textron Financial Corp.(a),(f)                       6.00          2/15/2067          12,068
                                                                                               ---------
            AIRLINES (0.1%)
      999   America West Airlines, Inc. Pass-Through
               Trust (INS)                                       7.93          1/02/2019           1,114
                                                                                               ---------
            MARINE (0.1%)
    2,000   Navios Maritime Holdings, Inc.(a)                    7.38          1/15/2022           2,043
                                                                                               ---------
            TRADING COMPANIES & DISTRIBUTORS (0.1%)
    3,137   ILFC E-Capital Trust I(a)                            5.21(g)      12/21/2065           3,027
                                                                                               ---------
            Total Industrials                                                                     18,252
                                                                                               ---------
            TELECOMMUNICATION SERVICES (0.1%)
            ---------------------------------
            INTEGRATED TELECOMMUNICATION SERVICES (0.0%)
       13   Qwest Corp.                                          7.50          9/15/2051             335
                                                                                               ---------
            WIRELESS TELECOMMUNICATION SERVICES (0.1%)
    3,000   NII International Telecom SCA(a)                     7.88          8/15/2019           2,543
                                                                                               ---------
            Total Telecommunication Services                                                       2,878
                                                                                               ---------

================================================================================

36  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                          COUPON                             VALUE
(000)       SECURITY                                             RATE           MATURITY           (000)
--------------------------------------------------------------------------------------------------------
            UTILITIES (2.2%)
            ----------------
            ELECTRIC UTILITIES (1.0%)
$   6,085   NextEra Energy Capital Holdings, Inc.(f)             6.35%        10/01/2066       $   6,004
    7,000   NextEra Energy Capital Holdings, Inc.(f)             6.65          6/15/2067           7,061
      500   NextEra Energy Capital Holdings, Inc.                7.30          9/01/2067             553
    7,400   PPL Capital Funding, Inc.(f)                         6.70          3/30/2067           7,451
    4,041   Texas Competitive Electric Holdings Co., LLC(e)      4.65         10/10/2017           3,243
                                                                                               ---------
                                                                                                  24,312
                                                                                               ---------
            MULTI-UTILITIES (1.2%)
    6,350   Dominion Resources, Inc.(f)                          7.50          6/30/2066           6,898
    3,500   Dominion Resources, Inc.(f)                          2.53(g)       9/30/2066           3,255
    5,391   Integrys Energy Group, Inc.(f)                       6.11         12/01/2066           5,441
   10,000   Puget Sound Energy, Inc.(f)                          6.97          6/01/2067          10,460
    3,000   Wisconsin Energy Corp.                               6.25          5/15/2067           3,107
                                                                                               ---------
                                                                                                  29,161
                                                                                               ---------
            Total Utilities                                                                       53,473
                                                                                               ---------
            Total Corporate Obligations (cost: $381,634)                                         427,394
                                                                                               ---------

            EURODOLLAR AND YANKEE OBLIGATIONS (4.6%)

            CONSUMER STAPLES (0.1%)
            -----------------------
            PACKAGED FOODS & MEAT (0.1%)
    2,020   JBS S.A.                                            10.50          8/04/2016           2,343
                                                                                               ---------
            ENERGY (0.4%)
            -------------
            OIL & GAS STORAGE & TRANSPORTATION (0.4%)
    9,650   TransCanada Pipelines Ltd.(f)                        6.35          5/15/2067          10,060
                                                                                               ---------
            FINANCIALS (2.4%)
            -----------------
            DIVERSIFIED BANKS (1.1%)
    2,000   Barclays Bank plc                                    0.56(g)               -(h)        1,351
   11,500   Barclays Bank plc                                    0.69(g)               -(h)        8,050
    5,485   Barclays Bank plc                                    0.69(g)               -(h)        3,684
    2,000   Barclays Bank plc(a)                                 7.70                  -(h)        2,201
    1,600   HSBC Bank plc                                        0.60(g)               -(h)        1,105
    8,000   HSBC Bank plc                                        0.69(g)               -(h)        5,510
    2,500   LBI HF, acquired 10/12/2007;
               cost $2,500(a),(b),(c),(i)                        7.43                  -(h)            -
    5,150   Lloyds Bank plc                                      0.63(g)               -(h)        3,553
                                                                                               ---------
                                                                                                  25,454
                                                                                               ---------
            LIFE & HEALTH INSURANCE (0.4%)
    9,800   Great-West Life & Annuity Insurance
               Capital, LP(a),(f)                                7.15          5/16/2046          10,192
                                                                                               ---------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  37

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                          COUPON                             VALUE
(000)       SECURITY                                             RATE           MATURITY           (000)
--------------------------------------------------------------------------------------------------------
            PROPERTY & CASUALTY INSURANCE (0.5%)
$  11,950   QBE Capital Funding III Ltd.(a),(f)                  7.25%         5/24/2041       $  12,879
                                                                                               ---------
            REGIONAL BANKS (0.0%)
    3,000   Glitnir Banki hf, acquired 9/11/2006 and
               10/18/2006; cost $3,051(a),(b),(c),(i)            7.45                  -(h)            -
                                                                                               ---------
            REINSURANCE (0.4%)
    9,650   Swiss Re Capital I, LP(a),(f)                        6.85                  -(h)       10,357
                                                                                               ---------
            Total Financials                                                                      58,882
                                                                                               ---------
            MATERIALS (0.8%)
            ----------------
            DIVERSIFIED METALS & MINING (0.1%)
    2,000   Vedanta Resources plc(a)                             6.00          1/31/2019           2,077
                                                                                               ---------
            GOLD (0.7%)
    9,300   Kinross Gold Corp.(a)                                5.95          3/15/2024           9,564
    5,000   Newcrest Finance Pty Ltd.(a)                         4.45         11/15/2021           4,770
    3,200   St. Barbara Ltd.(a)                                  8.88          4/15/2018           2,648
                                                                                               ---------
                                                                                                  16,982
                                                                                               ---------
            Total Materials                                                                       19,059
                                                                                               ---------
            UTILITIES (0.9%)
            ----------------
            ELECTRIC UTILITIES (0.9%)
    7,500   Electricite De France S.A.(a)                        5.25                  -(h)        7,729
   12,000   Enel S.p.A.(a)                                       8.75          9/24/2073          14,070
    1,000   SPI Electricity Property Ltd. (INS)(a),(f)           7.25         12/01/2016           1,106
                                                                                               ---------
            Total Electric Utilities                                                              22,905
                                                                                               ---------
            INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.0%)
      700   AES Gener(a)                                         8.38         12/18/2073             765
                                                                                               ---------
            Total Utilities (cost: $21,434)                                                       23,670
                                                                                               ---------
            Total Eurodollar and Yankee Obligations (cost: $107,696)                             114,014
                                                                                               ---------

            ASSET-BACKED SECURITIES (0.1%)

            FINANCIALS (0.1%)
            -----------------
            ASSET-BACKED FINANCING (0.1%)
    3,000   SLC Student Loan Trust                               0.68(g)       7/15/2036           2,620
    1,302   SLM Student Loan Trust                               0.78(g)      10/25/2038           1,195
                                                                                               ---------
                                                                                                   3,815
                                                                                               ---------
            Total Asset-Backed Securities (cost: $3,364)                                           3,815
                                                                                               ---------

================================================================================

38  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                          COUPON                             VALUE
(000)       SECURITY                                             RATE           MATURITY           (000)
--------------------------------------------------------------------------------------------------------
            COLLATERALIZED MORTGAGE OBLIGATIONS (0.1%)

            FINANCIALS (0.1%)
$   1,458   Sequoia Mortgage Trust                               1.05%(g)      9/20/2033       $   1,283
    1,489   Wells Fargo Mortgage Backed Securities Trust         4.98          4/25/2035           1,446
                                                                                               ---------
                                                                                                   2,729
                                                                                               ---------
            Total Collateralized Mortgage Obligations (cost: $2,731)                               2,729
                                                                                               ---------

            COMMERCIAL MORTGAGE SECURITIES (9.0%)

            FINANCIALS (9.0%)
            -----------------
            COMMERCIAL MORTGAGE-BACKED SECURITIES (9.0%)
    2,444   Banc of America Commercial Mortgage, Inc.(a)         5.32         12/10/2042           2,380
    2,000   Banc of America Commercial Mortgage, Inc.(f)         4.77          7/10/2043           2,010
   10,000   Banc of America Commercial Mortgage, Inc.            5.85          7/10/2044          10,618
    8,500   Banc of America Commercial Mortgage, Inc.            5.76          5/10/2045           9,076
    2,000   Banc of America Commercial Mortgage, Inc.            5.46          9/10/2045           2,120
    2,000   Banc of America Commercial Mortgage, Inc.            5.42         10/10/2045           2,066
    6,000   Banc of America Commercial Mortgage, Inc.(f)         5.18          9/10/2047           6,217
    5,331   Banc of America Commercial Mortgage, Inc.(a),(f)     5.94          9/10/2047           5,525
    3,500   Banc of America Commercial Mortgage, Inc.            6.27          2/10/2051           3,786
    2,000   Bear Stearns Commercial Mortgage Securities, Inc.    5.49         12/11/2040           1,954
    4,000   Bear Stearns Commercial Mortgage Securities, Inc.    5.21          2/11/2041           4,045
    2,000   Bear Stearns Commercial Mortgage
               Securities, Inc.(a)                               5.66          9/11/2041           1,992
    2,000   Bear Stearns Commercial Mortgage Securities, Inc.    5.60         10/12/2041           1,978
    5,440   Bear Stearns Commercial Mortgage Securities, Inc.    4.99          9/11/2042           5,650
    1,600   CD Commercial Mortgage Trust                         5.69         10/15/2048           1,566
    8,000   Citigroup Commercial Mortgage Trust                  5.78          3/15/2049           8,341
    2,000   Citigroup Commercial Mortgage Trust                  6.14         12/10/2049           2,039
   10,000   Commercial Mortgage Loan Trust                       5.82          7/10/2038          10,472
    6,000   Commercial Mortgage Loan Trust(f)                    6.01         12/10/2049           6,397
    2,000   Commercial Mortgage Loan Trust(a)                    5.54         12/11/2049           2,154
    2,000   Credit Suisse Commercial Mortgage
               Pass-Through Trust                                5.79          6/15/2038           1,997
   16,400   Credit Suisse Commercial Mortgage
               Pass-Through Trust                                0.34          2/15/2040          14,205
    8,000   GE Capital Commercial Mortgage Corp.                 5.28          3/10/2044           8,075
    2,000   GE Capital Commercial Mortgage Corp.                 5.31         11/10/2045           2,034
    9,355   GE Capital Commercial Mortgage Corp.                 5.61         12/10/2049           9,888
    3,500   GMAC Commercial Mortgage Securities, Inc.            4.97         12/10/2041           3,563
    1,000   GMAC Commercial Mortgage Securities, Inc.            4.98         12/10/2041             997
    4,000   GS Mortgage Securities Corp. II                      5.57          4/10/2038           4,111
    2,200   GS Mortgage Securities Corp. II                      5.85          8/10/2038           2,199

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  39

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                          COUPON                             VALUE
(000)       SECURITY                                             RATE           MATURITY           (000)
--------------------------------------------------------------------------------------------------------
$   2,800   GS Mortgage Securities Corp. II                      4.78%         7/10/2039       $   2,869
      625   J.P. Morgan Chase Commercial Mortgage
               Securities Corp.                                  5.00         10/15/2042             655
   11,225   J.P. Morgan Chase Commercial Mortgage
               Securities Corp.                                  5.04         10/15/2042          11,548
    8,000   J.P. Morgan Chase Commercial Mortgage
               Securities Corp.                                  5.57          4/15/2043           8,484
    2,000   J.P. Morgan Chase Commercial Mortgage
               Securities Corp.                                  5.39         12/15/2044           2,112
    2,000   J.P. Morgan Chase Commercial Mortgage
               Securities Corp.                                  5.39         12/15/2044           2,097
    2,500   J.P. Morgan Chase Commercial Mortgage
               Securities Corp.                                  5.48          5/15/2045           2,674
    5,000   J.P. Morgan Chase Commercial Mortgage
               Securities Corp.                                  5.41          5/15/2047           4,425
    4,500   J.P. Morgan Chase Commercial Mortgage
               Securities Corp.                                  6.01          2/15/2051           5,027
    2,000   LB-UBS Commercial Mortgage Trust                     5.28          2/15/2041           2,054
    6,500   Merrill Lynch Mortgage Trust                         5.14          7/12/2038           6,829
    2,500   Merrill Lynch Mortgage Trust                         5.19          7/12/2038           2,482
    1,000   Merrill Lynch Mortgage Trust                         5.22          7/12/2038             967
   11,500   Merrill Lynch Mortgage Trust                         5.67          5/12/2039          11,713
    7,000   Merrill Lynch Mortgage Trust                         5.01         10/12/2041           7,055
    1,000   Merrill Lynch Mortgage Trust                         5.42          1/12/2044           1,020
    3,000   ML-CFC Commercial Mortgage Trust                     5.42          8/12/2048           3,224
    3,000   ML-CFC Commercial Mortgage Trust(f)                  5.90          8/12/2049           3,156
      878   Morgan Stanley Capital I, Inc.                       5.15          8/13/2042             903
      723   Morgan Stanley Capital I, Inc.                       5.17          8/13/2042             740
    2,000   Morgan Stanley Capital I, Inc.                       5.50          3/12/2044           2,090
    3,400   Wachovia Bank Commercial Mortgage Trust              5.72          5/15/2043           3,612
    1,337   Wachovia Bank Commercial Mortgage Trust(a)           4.99          5/15/2044           1,282
                                                                                               ---------
                                                                                                 224,473
                                                                                               ---------
            Total Financials                                                                     224,473
                                                                                               ---------
            Total Commercial Mortgage Securities (cost: $198,992)                                224,473
                                                                                               ---------
            U.S. GOVERNMENT AGENCY ISSUES (0.0%)(j)

            MORTGAGE-BACKED PASS-THROUGH SECURITIES (0.0%)
        4   Government National Mortgage Assn. I                 6.50          5/15/2023               4
       19   Government National Mortgage Assn. I                 6.50          4/15/2024              22
        8   Government National Mortgage Assn. I                 7.50          3/15/2017               8
       11   Government National Mortgage Assn. I                 7.50          3/15/2017              11
        1   Government National Mortgage Assn. I                 8.00          6/15/2016               1

================================================================================

40  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                          COUPON                             VALUE
(000)        SECURITY                                            RATE           MATURITY           (000)
--------------------------------------------------------------------------------------------------------
$        3   Government National Mortgage Assn. I                8.00%        11/15/2016       $       3
         2   Government National Mortgage Assn. I                8.50          6/15/2016               2
         1   Government National Mortgage Assn. I                8.50          6/15/2016               1
         2   Government National Mortgage Assn. I                8.50          7/15/2016               2
         1   Government National Mortgage Assn. I                8.50          9/15/2016               1
         3   Government National Mortgage Assn. I                8.50         12/15/2016               2
         1   Government National Mortgage Assn. I                8.50          1/15/2017               1
         1   Government National Mortgage Assn. I                9.00          6/15/2016               1
         1   Government National Mortgage Assn. I                9.00          7/15/2016               1
         1   Government National Mortgage Assn. I                9.00          9/15/2016               1
         1   Government National Mortgage Assn. I                9.00         10/15/2016               1
         1   Government National Mortgage Assn. I                9.50         11/15/2016               1
                                                                                               ---------
                                                                                                      63
                                                                                               ---------
             Total U.S. Government Agency Issues (cost: $59)                                          63
                                                                                               ---------
             U.S. TREASURY SECURITIES (3.2%)

             NOTES (3.2%)
    75,000   1.75%, 5/15/2022(k)                                                                  72,498
     8,000   2.75%, 11/15/2023                                                                     8,239
                                                                                               ---------
             Total U.S. Treasury Securities (cost: $83,245)                                       80,737
                                                                                               ---------
             Total Bonds (cost: $777,721)                                                        853,225
                                                                                               ---------

             MONEY MARKET INSTRUMENTS (3.3%)

             COMMERCIAL PAPER (0.2%)

             ENERGY (0.2%)
             -------------
             OIL & GAS STORAGE & TRANSPORTATION (0.2%)
     3,403   Williams Partners L.P.(a),(l)                       0.20          6/02/2014           3,403
                                                                                               ---------

--------------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
--------------------------------------------------------------------------------------------------------
             MONEY MARKET FUNDS (3.1%)
77,506,459   State Street Institutional Liquid Reserve Fund, 0.07%(m)                             77,506
                                                                                               ---------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  41

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                                                             VALUE
(000)        SECURITY                                                                              (000)
--------------------------------------------------------------------------------------------------------
             U.S. TREASURY BILLS (0.0%)
$      420   0.04%, 6/19/2014(k),(n)                                                          $      420
                                                                                              ----------
             Total Money Market Instruments (cost: $81,329)                                       81,329
                                                                                              ----------

             TOTAL INVESTMENTS (COST: $2,172,503)                                             $2,473,610
                                                                                              ==========

--------------------------------------------------------------------------------------------------------
NUMBER OF
CONTRACTS
--------------------------------------------------------------------------------------------------------
             PURCHASED OPTIONS (0.2%)
    19,550   Put - iShares MSCI EAFE ETF expiring September 20, 2014 at 65                         2,033
     7,820   Put - iShares MSCI Emerging Markets ETF expiring September 20, 2014 at 39               547
     1,040   Put - S&P 500 Index expiring September 20, 2014 at 1775                               1,883
                                                                                              ----------

             TOTAL PURCHASED OPTIONS (COST: $11,154)                                          $    4,463
                                                                                              ==========

             WRITTEN OPTIONS (0.0%)
   (19,550)  Put - iShares MSCI EAFE ETF expiring September 20, 2014 at 60                          (802)
                                                                                              ----------

             TOTAL WRITTEN OPTIONS (PREMIUMS RECEIVED: $2,366)                                $     (802)
                                                                                              ==========

--------------------------------------------------------------------------------------------------------
                                                                                              UNREALIZED
NUMBER OF                                                                                  APPRECIATION/
CONTRACTS                                               EXPIRATION        CONTRACT        (DEPRECIATION)
LONG/(SHORT)                                               DATE          VALUE (000)               (000)
--------------------------------------------------------------------------------------------------------
             FUTURES (2.6%)
       480   10YR U.S. Treasury Note Futures             6/19/2014          $60,637               $  852
        53   Mini MSCI EAFE                              6/20/2014            5,191                  214
                                                                            -------               ------

             TOTAL FUTURES                                                  $65,828               $1,066
                                                                            =======               ======

================================================================================

42  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

---------------------------------------------------------------------------------------------------
($ IN 000s)                                          VALUATION HIERARCHY
---------------------------------------------------------------------------------------------------
                                        (LEVEL 1)           (LEVEL 2)       (LEVEL 3)
                                    QUOTED PRICES   OTHER SIGNIFICANT     SIGNIFICANT
                                IN ACTIVE MARKETS          OBSERVABLE    UNOBSERVABLE
ASSETS                       FOR IDENTICAL ASSETS              INPUTS          INPUTS         TOTAL
---------------------------------------------------------------------------------------------------
U.S. Equity Securities:
  Common Stocks                        $  617,295            $      -         $     -    $  617,295
  Preferred Stocks                              -              19,179           6,140        25,319
  Exchange-Traded Funds                   126,669                   -               -       126,669
International Equity Securities:
  Common Stocks                           343,250               5,815               -       349,065
  Preferred Stocks                          2,476                   -               -         2,476
  Exchange-Traded Funds                   339,392                   -               -       339,392
Precious Metals And
  Commodity-Related Securities:
  Gold                                     35,780                   -               -        35,780
  Silver                                    5,126                   -               -         5,126
  Exchange-Traded Funds                    26,848                   -               -        26,848
Global Real Estate Equity Securities:
  Common Stocks                            11,086                   -               -        11,086
Bonds:
  Corporate Obligations                         -             418,775           8,619       427,394
  Eurodollar And Yankee Obligations             -             114,014               -       114,014
  Asset-Backed Securities                       -               3,815               -         3,815
  Collateralized Mortgage Obligations           -               2,729               -         2,729
  Commercial Mortgage Securities                -             224,473               -       224,473
  U.S. Government Agency Issues                 -                  63               -            63
  U.S. Treasury Securities                 80,737                   -               -        80,737
Money Market Instruments:
  Commercial Paper                              -               3,403               -         3,403
  Money Market Funds                       77,506                   -               -        77,506
  U.S. Treasury Bills                           -                 420               -           420
Purchased Options                           4,463                   -               -         4,463
Futures(1)                                  1,066                   -               -         1,066
---------------------------------------------------------------------------------------------------
Total                                  $1,671,694            $792,686         $14,759    $2,479,139
---------------------------------------------------------------------------------------------------

(1)Futures are valued at the unrealized appreciation/depreciation on the investment.

                                        (LEVEL 1)           (LEVEL 2)       (LEVEL 3)
                                    QUOTED PRICES   OTHER SIGNIFICANT     SIGNIFICANT
                                IN ACTIVE MARKETS          OBSERVABLE    UNOBSERVABLE
LIABILITIES             FOR IDENTICAL LIABILITIES              INPUTS          INPUTS         TOTAL
---------------------------------------------------------------------------------------------------
Written Options                             $(802)                 $-              $-         $(802)
---------------------------------------------------------------------------------------------------
Total                                       $(802)                 $-              $-         $(802)
---------------------------------------------------------------------------------------------------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  43

================================================================================

Reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

---------------------------------------------------------------------------------------------------
                                                                     PREFERRED            CORPORATE
                                                                        STOCKS          OBLIGATIONS
---------------------------------------------------------------------------------------------------
Balance as of May 31, 2013                                              $5,230             $      -
Purchases                                                                    -                  845
Sales                                                                        -               (1,084)
Transfers into Level 3                                                       -                8,150
Transfers out of Level 3                                                     -                    -
Net realized gain (loss) on investments                                      -               (1,839)
Change in net unrealized appreciation/depreciation of investments          910                2,547
---------------------------------------------------------------------------------------------------
Balance as of May 31, 2014                                              $6,140             $  8,619
---------------------------------------------------------------------------------------------------

For the period of June 1, 2013, through May 31, 2014, common stocks with a fair value of $192,955,000 and preferred stocks with a fair value of $560,000 were transferred from Level 2 to Level 1. Due to an assessment of events at the beginning of the reporting period, these securities had adjustments to their foreign market closing prices to reflect changes in value that occurred after the close of foreign markets and prior to the close of the U.S. securities markets. A corporate obligation with a fair value of $8,150,000 was transferred from Level 2 to Level 3. Due to an assessment of events at the end of the reporting period, this security had a single broker quote provided to the Fund's pricing service. The Fund's policy is to recognize any transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

44  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

May 31, 2014

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

    The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 34.1% of net assets at May 31, 2014.

    The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

o   CATEGORIES AND DEFINITIONS

    ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES - Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets. Commercial mortgage-backed securities reflect an interest in, and are secured by, mortgage loans on commercial real property. These securities represent ownership in a pool of loans and are divided into pieces (tranches) with varying maturities. The stated final maturity of such securities represents when the final principal payment will be made for all underlying loans.
    The weighted average life is the average time for principal to be repaid, which is calculated by assuming prepayment rates of the underlying loans. The weighted average life is likely to be substantially shorter than

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  45

================================================================================

    the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments. Stated interest rates on commercial mortgage-backed securities may change slightly over time as underlying mortgages pay down.

    COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs) - Collateralized Mortgage Obligations (CMOs) are debt obligations of a legal entity that are fully collateralized by a portfolio of mortgages or mortgage-related securities. CMOs are issued in multiple classes (tranches), with specific adjustable or fixed interest rates, varying maturities, and must be fully retired no later than its final distribution date. The cash flow from the underlying mortgages is used to pay off each tranche separately. CMOs are designed to provide investors with more predictable maturities than regular mortgage securities but such maturities can be difficult to predict because of the effect of prepayments.

    EURODOLLAR AND YANKEE OBLIGATIONS - Eurodollar obligations are dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the U.S. capital markets.

o   PORTFOLIO ABBREVIATION(S) AND DESCRIPTION(S)

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.
    REIT   Real estate investment trust.

    CREDIT ENHANCEMENTS - add the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

================================================================================

46  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

    (INS) Principal and interest payments are insured by AMBAC Assurance Corp. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

o   SPECIFIC NOTES

    (a) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company (the Manager) under liquidity guidelines approved by the USAA Mutual Funds Trust's Board of Trustees (the Board), unless otherwise noted as illiquid.

    (b) Security was fair valued at May 31, 2014, by the Manager in accordance with valuation procedures approved by the Board. The total value of all such securities was $20,574,000, which represented 0.83% of net assets of the Fund.

    (c) Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board. The aggregate market value of these securities at May 31, 2014, was $750,000, which represented 0.03% of the Fund's net assets.

    (d) Stepped-coupon security that adjusts its coupon at the specified date and rate shown in the security's description.

    (e) Senior loan (loan) - is not registered under the Securities Act of 1933. The loan contains certain restrictions on resale and cannot be sold publicly. The interest rate is adjusted periodically, and the rate disclosed represents the current rate at May 31, 2014. The weighted average life of the loan is likely to be shorter than the stated final maturity date due to mandatory or optional prepayments. The loan is deemed liquid by the Manager, under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  47

================================================================================

    (f) The security, or a portion thereof, is segregated to cover the value of open futures contracts at May 31, 2014.

    (g) Variable-rate or floating-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the rate at May 31, 2014.

    (h) Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

    (i) At May 31, 2014, the issuer is in default with respect to interest and/or principal payments.

    (j) U.S. government agency issues - Mortgage-backed securities issued by certain U.S. Government Sponsored Enterprises (GSEs) such as the Government National Mortgage Association (GNMA or Ginnie Mae) and certain other U.S. government guaranteed securities are supported by the full faith and credit of the U.S. government. Securities issued by other GSEs, such as Freddie Mac (Federal Home Loan Mortgage Corporation or FHLMC) and Fannie Mae (Federal National Mortgage Association or FNMA), indicated with a "+", are supported only by the right of the GSE to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the GSEs' obligations, or only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury. In September of 2008, the U.S. Treasury placed Fannie Mae and Freddie Mac under conservatorship and appointed the Federal Housing Finance Agency (FHFA) to act as conservator and oversee their daily operations. In addition, the U.S. Treasury entered into purchase agreements with Fannie Mae and Freddie Mac to provide them with capital in exchange for senior preferred stock. While these arrangements are intended to ensure that Fannie Mae and Freddie Mac can continue to meet their obligations, it is possible that actions by the U.S. Treasury, FHFA, or others could adversely impact the value of the Fund's investments in securities issued by Fannie Mae and Freddie Mac.

================================================================================

48  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

    (k) Securities and cash with a value of $1,843,000 are segregated as collateral for initial margin requirements on open futures contracts.

    (l) Commercial paper issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Unless this commercial paper is subsequently registered, a resale of this commercial paper in the United States must be effected in a transaction exempt from registration under the Securities Act of 1933.
        Section 4(2) commercial paper is normally resold to other investors through or with the assistance of the issuer or an investment dealer who makes a market in this security, and as such has been deemed liquid by the Manager under liquidity guidelines approved by the Board of Trustees, unless otherwise noted as illiquid.

    (m) Rate represents the money market fund annualized seven-day yield at May 31, 2014.

    (n) Zero-coupon security. Rate represents the effective yield at the date of purchase.

      * Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  49

================================================================================

STATEMENT OF ASSETS AND LIABILITIES (IN THOUSANDS)

May 31, 2014

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $2,172,503)              $2,473,610
   Purchased options, at market value (cost of $11,154)                              4,463
   Cash                                                                                466
   Cash denominated in foreign currencies (identified cost of $2,101)                2,089
   Receivables:
       Capital shares sold                                                           2,891
       Dividends and interest                                                       11,095
   Variation margin on futures contracts                                               858
                                                                                ----------
           Total assets                                                          2,495,472
                                                                                ----------
LIABILITIES
   Payables:
       Securities purchased                                                            419
       Capital shares redeemed                                                         933
   Written options, at market value (premiums received of $2,366)                      802
   Accrued management fees                                                           1,572
   Accrued transfer agent's fees                                                        54
   Other accrued expenses and payables                                                 205
                                                                                ----------
           Total liabilities                                                         3,985
                                                                                ----------
                Net assets applicable to capital shares outstanding             $2,491,487
                                                                                ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                              $2,278,424
   Accumulated undistributed net investment income                                  24,462
   Accumulated net realized loss on investments, options,
       and futures transactions                                                   (108,439)
   Net unrealized appreciation of investments, options, and futures contracts      297,046
   Net unrealized depreciation of foreign currency translations                         (6)
                                                                                ----------
                Net assets applicable to capital shares outstanding             $2,491,487
                                                                                ==========
   Capital shares outstanding, unlimited number of shares authorized,
       no par value                                                                 95,763
                                                                                ==========
   Net asset value, redemption price, and offering price per share              $    26.02
                                                                                ==========

See accompanying notes to financial statements.

================================================================================

50  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

STATEMENT OF OPERATIONS (IN THOUSANDS)

Year ended May 31, 2014

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $983)                           $ 38,036
   Interest                                                                      47,641
                                                                               --------
          Total income                                                           85,677
                                                                               --------
EXPENSES
   Management fees                                                               17,651
   Administration and servicing fees                                              3,530
   Transfer agent's fees                                                          5,291
   Custody and accounting fees                                                      536
   Postage                                                                          257
   Shareholder reporting fees                                                       142
   Trustees' fees                                                                    17
   Registration fees                                                                 42
   Professional fees                                                                188
   Other                                                                             37
                                                                               --------
          Total expenses                                                         27,691
                                                                               --------
NET INVESTMENT INCOME                                                            57,986
                                                                               --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FOREIGN CURRENCY, OPTIONS, AND FUTURES CONTRACTS
   Net realized gain (loss) on:
      Unaffiliated transactions                                                 107,428
      Affiliated transactions (Note 7)                                              (91)
      Foreign currency transactions                                                 (44)
      Options                                                                   (17,283)
      Futures transactions                                                          (86)
   Change in net unrealized appreciation/depreciation of:
      Investments                                                                90,200
      Foreign currency translations                                                  27
      Options                                                                    (8,115)
      Futures contracts                                                           1,066
                                                                               --------
          Net realized and unrealized gain                                      173,102
                                                                               --------
   Increase in net assets resulting from operations                            $231,088
                                                                               ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  51

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)

Years ended May 31,

------------------------------------------------------------------------------------------
                                                                       2014           2013
------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                         $   57,986     $   55,424
   Net realized gain on investments                                 107,337        132,543
   Net realized loss on foreign currency transactions                   (44)          (148)
   Net realized loss on options                                     (17,283)       (46,152)
   Net realized gain (loss) on futures transactions                     (86)         2,223
   Change in net unrealized appreciation/depreciation of:
       Investments                                                   90,200        165,337
       Foreign currency translations                                     27           (117)
       Options                                                       (8,115)         3,214
       Futures contracts                                              1,066         (1,694)
                                                                 -------------------------
       Increase in net assets resulting from operations             231,088        310,630
                                                                 -------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                            (55,904)       (55,999)
                                                                 -------------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                        315,849        313,638
   Reinvested dividends                                              55,317         55,369
   Cost of shares redeemed                                         (349,623)      (359,683)
                                                                 -------------------------
       Increase in net assets from capital share transactions        21,543          9,324
                                                                 -------------------------
   Net increase in net assets                                       196,727        263,955
NET ASSETS
   Beginning of year                                              2,294,760      2,030,805
                                                                 -------------------------
   End of year                                                   $2,491,487     $2,294,760
                                                                 =========================
Accumulated undistributed net investment income:
   End of year                                                   $   24,462     $   22,112
                                                                 =========================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                       12,710         13,470
   Shares issued for dividends reinvested                             2,227          2,414
   Shares redeemed                                                  (14,098)       (15,514)
                                                                 -------------------------
       Increase in shares outstanding                                   839            370
                                                                 =========================

See accompanying notes to financial statements.

================================================================================

52  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

May 31, 2014

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 52 separate funds. The information presented in this annual report pertains only to the USAA Cornerstone Moderately Aggressive Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to achieve capital appreciation with a secondary focus on current income.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager). Among other things,

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  53

================================================================================

    these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, the Manager, an affiliate of the Fund, and the Fund's subadviser(s), if applicable, will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadviser(s) has agreed to notify the Manager of significant events it identifies that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect

================================================================================

54  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

        the value of the Fund's foreign securities, then the Manager, under valuation procedures approved by the Board, will consider such available information that it deems relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

    3. Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

    4. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

    5. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

    6. Repurchase agreements are valued at cost, which approximates market value.

    7. Futures are valued based upon the last sale price at the close of market on the principal exchange on which they are traded.

    8.  Options are valued by a pricing service at the National Best Bid/Offer
        (NBBO) composite price, which is derived from the best

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  55

================================================================================

        available bid and ask prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund's NAV.

    9. Forward currency contracts are valued on a daily basis using foreign currency exchange rates obtained from an independent pricing service.

    10. Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by the Manager in consultation with the Fund's subadviser(s), if applicable, under valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the portfolio of investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

================================================================================

56  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indices. Level 2 securities include certain equity securities which are valued based on methods discussed in Note 1A1 and Note 1A2, and certain bonds, which are valued based on methods discussed in Note 1A5, and commercial paper and U.S. Treaury Bills, which are valued at amortized cost.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    For the securities valued using significant unobservable inputs, market quotations were not available from the pricing services. As such, the securities were valued in good faith using methods determined by the Manager, under valuation procedures approved by the Board. The valuation of securities falling in the Level 3 category are primarily supported by discounted prior tender offer or quoted prices obtained from broker-dealers participating in the market for these securities. However, these securities are included in the Level 3 category due to limited market transparency and or a lack of corroboration to support the quoted prices.

    Refer to the portfolio of investments for a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value.

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES - The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to futures contracts, options, options on futures contracts, and forward currency contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  57

================================================================================

    investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange-listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange-traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the trade. The Fund's derivative agreements held at May 31, 2014 did not include master netting provisions.

    FUTURES CONTRACTS - The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker in either cash or securities an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly in an unfavorable direction, in which case, the Fund may not achieve the anticipated benefits of the futures contracts.

    OPTIONS TRANSACTIONS - The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may use options on underlying instruments, namely, equity securities, ETFs, and equity indexes, to gain exposure to, or hedge against, changes in the value of equity securities, ETFs, or equity indexes. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying instrument at a specified price during a specified period.

================================================================================

58  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

    Conversely, a put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying instrument at a specified price during a specified period. The purchaser of the option pays a premium to the writer of the option.

    Premiums paid for purchased options are included in the Fund's statement of assets and liabilities as an investment. If a purchased option expires unexercised, the premium paid is recognized as a realized loss. If a purchased call option on a security is exercised, the cost of the security acquired includes the exercise price and the premium paid. If a purchased put option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium paid. The risk associated with purchasing a call or put option is limited to the premium paid.

    Premiums received from writing options are included in the Fund's statement of assets and liabilities as a liability. If a written option expires unexercised, the premium received is recognized as a realized gain. If a written call option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium received. If a written put option on a security is exercised, the cost of the security acquired is the exercise price paid less the premium received. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

    In an attempt to reduce the Fund's volatility over time, the Fund may implement a strategy that involves purchasing and selling options on indexes or ETFs that represent the Fund's exposure against a highly correlated stock portfolio. The combination of the diversified stock portfolio with index or ETF options is designed to provide the Fund with consistent returns over a wide range of equity market environments. This strategy may not fully protect the Fund against declines in the portfolio's value, and the Fund could experience a loss. Options on ETFs are similar to options on individual securities in that the holder of the ETF call (or put) has the right to receive (or sell) shares of the underlying ETF at the strike price on or before exercise date. Options on securities indexes are

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  59

================================================================================

    different from options on individual securities in that the holder of the index option has the right to receive an amount of cash equal to the difference between the exercise price and the settlement value of the underlying index as defined by the exchange. If an index option is exercised, the realized gain or loss is determined by the exercise price, the settlement value, and the premium amount paid or received.

    FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF MAY 31, 2014*
    (IN THOUSANDS)

                                  ASSET DERIVATIVES           LIABILITY DERIVATIVES
---------------------------------------------------------------------------------------
                            STATEMENT OF                   STATEMENT OF
DERIVATIVES NOT             ASSETS AND                     ASSETS AND
ACCOUNTED FOR AS            LIABILITIES                    LIABILITIES
HEDGING INSTRUMENTS         LOCATION          FAIR VALUE   LOCATION          FAIR VALUE
---------------------------------------------------------------------------------------
Interest rate               Net unrealized     $  852**    -                   $  -
contracts                   appreciation of
                            investments and
                            futures
                            contracts
---------------------------------------------------------------------------------------
Equity contracts            Purchased           4,677**    Written              802**
                            options; Net                   options
                            unrealized
                            appreciation of
                            investments,
                            options, and
                            futures
                            contracts
---------------------------------------------------------------------------------------
Total                                          $5,529                          $802
---------------------------------------------------------------------------------------

 * For open derivative instruments as of May 31, 2014, see the portfolio of investments, which also is indicative of activity for the year ended May 31, 2014.

** Includes cumulative appreciation (depreciation) of futures contracts and options as reported on the portfolio of investments. Only current day's variation margin is reported within the statement of assets and liabilities.

================================================================================

60  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

    THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED MAY 31, 2014 (IN THOUSANDS)

                                                                        CHANGE IN
                                                                        UNREALIZED
DERIVATIVES NOT                                                         APPRECIATION
ACCOUNTED FOR AS      STATEMENT OF                REALIZED GAIN (LOSS)  (DEPRECIATION)
HEDGING INSTRUMENTS   OPERATIONS LOCATION         ON DERIVATIVES        ON DERIVATIVES
--------------------------------------------------------------------------------------
Interest rate         Net realized and            $      -               $   852
contracts             unrealized gain
                      (loss) on futures
                      transactions/Change
                      in unrealized
                      appreciation
                      (depreciation) of
                      futures contracts
--------------------------------------------------------------------------------------
Equity contracts      Net realized gain            (17,369)               (7,901)
                      (loss) on options
                      and futures
                      transactions/
                      Change in net
                      unrealized
                      appreciation/
                      depreciation of
                      options and
                      futures contracts
--------------------------------------------------------------------------------------
Total                                             $(17,369)              $(7,049)
--------------------------------------------------------------------------------------

D. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

E. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  61

================================================================================

F. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, these net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

G. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis or for delayed draws on loans can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund receives a commitment fee for delayed draws on loans. The Fund maintains segregated assets with a market value equal to or

================================================================================

62  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

    greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis and delayed-draw loan commitments may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases and commitments while remaining substantially fully invested.

H. EXPENSES PAID INDIRECTLY - A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. In addition, through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended May 31, 2014 there were no custodian and other bank credits.

I. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

J. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  63

================================================================================

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

For the year ended May 31, 2014, the Fund paid CAPCO facility fees of $13,000, which represents 3.7% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the year ended May 31, 2014.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for foreign currency, passive foreign investment corporation, non-REIT return of capital dividend, pay-down gains and losses, hybrid interest accrual, and grantor trusts expense adjustments resulted in reclassifications to the statement of assets and liabilities to increase accumulated undistributed net investment income and accumulated net realized loss on investments by $268,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended May 31, 2014, and 2013, was as follows:

                                                2014                    2013
                                           -------------------------------------
Ordinary income*                            $55,904,000              $55,999,000

As of May 31, 2014, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                     $  26,771,000
Accumulated capital and other losses                                (107,438,000)
Unrealized appreciation of investments                               293,859,000

* Includes short-term realized capital gains, if any, which are taxable as ordinary income.

================================================================================

64  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales, passive foreign investment corporation, non-REIT return of capital dividend, grantor trusts expense, straddle loss deferral, hybrid interest accrual, and mark-to-market adjustments.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

The Fund is permitted to carry forward post-enactment capital losses indefinitely. Additionally, such capital losses that are carried forward will retain their character as short-term and/or long-term capital losses. Post-enactment capital loss carryforwards must be used before pre-enactment capital loss carryforwards. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused.

For the year ended May 31, 2014, the Fund utilized pre-enactment capital loss carryforwards of $71,321,000, to offset capital gains. At May 31, 2014, the Fund had pre-enactment capital loss carryforwards of $107,438,000, and no post-enactment capital loss carryforwards, for federal income tax purposes. If not offset by subsequent capital gains, the pre-enactment capital loss carryforwards will expire in 2018. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used or expire.

For the year ended May 31, 2014, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor its tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended May 31, 2014, were $1,282,361,000 and $1,301,476,000, respectively.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  65

================================================================================

As of May 31, 2014, the cost of securities, including short-term securities, for federal income tax purposes, was $2,189,171,000.

Gross unrealized appreciation and depreciation of investments as of May 31, 2014, for federal income tax purposes, were $344,493,000 and $55,591,000, respectively, resulting in net unrealized appreciation of $288,902,000.

For the year ended May 31, 2014 transactions in written call and put options* were as follows:

                                                                        PREMIUMS
                                                 NUMBER OF              RECEIVED
                                                 CONTRACTS               (000's)
                                                --------------------------------
Outstanding at May 31, 2013                         6,200               $  8,733
Options written                                    63,094                  6,310
Options terminated in closing
  purchase transactions                           (34,794)               (12,371)
Options expired                                   (14,950)                  (306)
                                                --------------------------------
Outstanding at May 31, 2014                        19,550               $  2,366
                                                ================================

* Refer to Note 1C for a discussion of derivative instruments and how they are accounted for in the Fund's financial statements.

(5) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund and for directly managing the day-to-day investment of a portion of the Fund's assets, subject to the authority of and supervision by the Board. The Manager is also authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets. The Manager monitors each subadviser's performance through quantitative and qualitative analysis, and periodically recommends to the Board as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager is also responsible for allocating assets to the subadviser(s). The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and the Manager can change the allocations without shareholder approval.

================================================================================

66  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average net assets for the fiscal year.

    The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper Global Flexible Funds Index over the performance period. The Lipper Global Flexible Funds Index tracks the total return performance of the 30 largest funds in the Lipper Global Flexible Portfolio Funds category. The performance period for the Fund consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

OVER/UNDER PERFORMANCE                ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX(1)                  AS A % OF THE FUND'S AVERAGE NET ASSETS(1)
--------------------------------------------------------------------------------
+/- 1.00% to 4.00%                    +/- 0.04%
+/- 4.01% to 7.00%                    +/- 0.05%
+/- 7.01% and greater                 +/- 0.06%

    (1)Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest 0.01%. Average net assets are calculated over a rolling 36-month period.

    The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Global Flexible Funds Index over that period, even if the Fund had overall negative returns during the performance period.

    For the year ended May 31, 2014, the Fund incurred total management fees, paid or payable to the Manager, of $17,651,000.

B. SUBADVISORY ARRANGEMENT(S) - The Manager has entered into an investment subadvisory agreement with Quantitative Management

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  67

================================================================================

    Associates, LLC (QMA), under which QMA directs the investment and reinvestment of a portion of the Fund's assets (as allocated from time to time by the Manager). The Manager (not the Fund) pays QMA a subadvisory fee in the annual amount of 0.25% of the portion of the Fund's average net assets that QMA manages. For the year ended May 31, 2014, the Manager incurred subadvisory fees, paid or payable to QMA, of $713,000.

C. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of the Fund's average net assets. For the year ended May 31, 2014, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $3,530,000.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended May 31, 2014, the Fund reimbursed the Manager $64,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's statement of operations.

D. EXPENSE LIMITATION - The Manager had agreed, through October 1, 2013, to limit the total annual operating expenses of the Fund to 1.28% of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and would reimburse the Fund for all expenses in excess of that amount. Effective October 1, 2013, the Manager terminated this agreement.

E. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out of pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. For the year ended May 31, 2014, the Fund incurred transfer agent's fees, paid or payable to SAS, of $5,291,000.

================================================================================

68  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

F. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no commissions or fees for this service.

(6) TRANSACTIONS WITH AFFILIATES

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(7) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

During the year ended May 31, 2014, in accordance with affiliated transaction procedures approved by the Board, purchases and sales of security transactions were executed between the Fund and the following affiliated USAA Funds at the then-current market price with no brokerage commissions incurred.

                                                                   NET REALIZED
                                                       COST TO    GAIN (LOSS) TO
     SELLER                       PURCHASER           PURCHASER       SELLER
--------------------------------------------------------------------------------
USAA Cornerstone               USAA Cornerstone
  Moderately Aggressive Fund     Aggressive Fund     $  113,000      $ (18,000)
USAA Cornerstone               USAA First Start
  Moderately Aggressive Fund     Growth Fund          2,089,000        (67,000)
USAA Cornerstone               USAA Real Return
  Moderately Aggressive Fund     Fund                    88,000         (6,000)
USAA Real Return Fund          USAA Cornerstone
                                 Moderately
                                 Aggressive Fund        954,000       (109,000)
USAA Cornerstone               USAA Cornerstone
  Aggressive Fund                Moderately
                                 Aggressive Fund      1,671,000         69,000
USAA Income Stock Fund         USAA Cornerstone
                                 Moderately
                                 Aggressive Fund         86,000         22,000

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  69

================================================================================

(8) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                                                        YEAR ENDED MAY 31,
                          ---------------------------------------------------------------------------
                                2014            2013             2012             2011           2010
                          ---------------------------------------------------------------------------
Net asset value at
 beginning of period      $    24.17      $    21.48      $     24.05       $    20.43     $    17.21
                          ---------------------------------------------------------------------------
Income (loss) from
 investment operations:
 Net investment income           .62             .61              .65              .57            .65
 Net realized and
  unrealized gain               1.83            2.69            (2.58)            3.67(a)        3.19
                          ---------------------------------------------------------------------------
Total from investment
 operations                     2.45            3.30            (1.93)            4.24           3.84
                          ---------------------------------------------------------------------------
Less distributions from:
 Net investment income          (.60)           (.61)            (.64)            (.62)          (.62)
                          ---------------------------------------------------------------------------
Net asset value at end
 of period                $    26.02      $    24.17       $    21.48       $    24.05     $    20.43
                          ===========================================================================
Total return (%)*              10.24           15.49            (7.96)           20.93(a)       22.31
Net assets at end
 of period (000)          $2,491,487      $2,294,760       $2,030,805       $2,294,249     $1,924,153
Ratios to average
 net assets:**
 Expenses (%)(b)                1.18(c)         1.22             1.27             1.25(c)        1.19
 Expenses, excluding
  reimbursements (%)(b)         1.18            1.22             1.27             1.27           1.31
 Net investment income (%)      2.46            2.54             2.87             2.51           3.23
Portfolio turnover (%)            57              81               77(d)           117            151

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2014, average net assets were $2,353,854,000.
(a) During the year ended May 31, 2011, the Manager reimbursed the Fund $10,000 for a loss incurred from the disposal of a investment in error. The effect of this reimbursement of the Fund's net realized loss and total return was less than $0.01/0.01% per share.
(b) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios by less than 0.01%.
(c) Prior to October 1, 2013, the Manager voluntarily agreed to limit the annual expenses of the Fund to 1.28% of the Fund's average net assets. Prior to October 1, 2010, the voluntary expense limit was 1.19%.
(d) Trading activity due to changes in subadvisers and asset allocation strategies.

================================================================================

70  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

EXPENSE EXAMPLE

May 31, 2014 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of December 1, 2013, through May 31, 2014.

ACTUAL EXPENSES

The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you

================================================================================

                                                           EXPENSE EXAMPLE |  71

================================================================================

paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                       EXPENSES PAID
                                          BEGINNING                ENDING             DURING PERIOD*
                                        ACCOUNT VALUE           ACCOUNT VALUE        DECEMBER 1, 2013 -
                                       DECEMBER 1, 2013         MAY 31, 2014            MAY 31, 2014
                                       ----------------------------------------------------------------
Actual                                     $1,000.00              $1,054.00                $5.99

Hypothetical
 (5% return before expenses)                1,000.00               1,019.10                 5.89

* Expenses are equal to the Fund's annualized expense ratio of 1.17%, which is net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's ending account value on the first line in the table is based on its actual total return of 5.40% for the six-month period of December 1, 2013, through May 31, 2014.

================================================================================

72  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

ADVISORY AGREEMENT(S)

May 31, 2014

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 30, 2014, the Board, including the Trustees who are not "interested persons" of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund and the Subadvisory Agreement between the Manager and the Subadviser with respect to the Fund. In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and Subadvisory Agreement and the Manager and the Subadviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's and Subadviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement and the Subadvisory Agreement with management and with experienced independent counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund in private sessions with their counsel at which no representatives of management were present. At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager and by the Subadviser. At the meeting at which the renewal

================================================================================

                                                     ADVISORY AGREEMENT(S) |  73

================================================================================

of the Advisory Agreement and Subadvisory Agreement is considered, particular focus is given to information concerning Fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Manager and the Subadviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement and Subadvisory Agreement included certain information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the Manager's management style and the performance of the Manager's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well as

================================================================================

74  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

current staffing levels. The Board discussed the Manager's effectiveness in monitoring the performance of the Subadviser and its timeliness in responding to performance issues. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution" and the utilization of "soft dollars," also were considered.

The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust. The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with front-end loads and no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all front-end load and no-load retail open-end investment companies in the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services and the effects of any performance fee adjustment - was above the median of its expense group and its expense universe. The data indicated that the Fund's total expenses

================================================================================

                                                     ADVISORY AGREEMENT(S) |  75

================================================================================

were above the median of its expense group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services received by the Fund from the Manager. The Board also noted the level and method of computing the Fund's management fee, including any performance adjustment to such fee. The Board also took into account that the subadvisory fees under each Subadvisory Agreement relating to the Fund are paid by the Manager. The Board also considered and discussed information about the Subadviser's fees, including the amount of the management fees retained by the Manager after payment of the subadvisory fee. The Board also took into account management's discussion with respect to the Fund's expenses.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was lower than the average of its performance universe and its Lipper index for the one- and three-year periods ended December 31, 2013, and was above the average of its performance universe and its Lipper index for the five-year period ended December 31, 2013.

The Board also noted that the Fund's percentile performance ranking was in the bottom 50% of its performance universe for the one- and three-year periods ended December 31, 2013, and was in the top 35% of its performance universe for the five-year period ended December 31, 2013. The Board took into account management's discussion of the Fund's performance, including the impact of market conditions on the Fund's performance, as well as the various steps management has taken to address the Fund's performance.

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76  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the Fund's management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund.
This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager pays the Fund's subadvisory fees. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussions of the current advisory fee structure. The Board also considered the fact that the Manager pays the Fund's subadvisory fees. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the

================================================================================

                                                     ADVISORY AGREEMENT(S) |  77

================================================================================

Fund is being addressed; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager and its affiliates' level of profitability from their relationship with the Fund is reasonable. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

SUBADVISORY AGREEMENT

In approving the Subadvisory Agreement with respect to the Fund, the Board considered various factors, among them: (i) the nature, extent, and quality of services provided to the Fund by the Subadviser, including the personnel providing services; (ii) the Subadviser's compensation and any other benefits derived from the subadvisory relationship; (iii) comparisons, to the extent applicable, of subadvisory fees and performance to comparable investment companies; and (iv) the terms of the Subadvisory Agreement. The Board's analysis of these factors is set forth below. After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Subadvisory Agreement. In approving the Subadvisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL - The Trustees considered information provided to them regarding the services provided by the Subadviser, including information presented periodically throughout the previous year. The Board considered the Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Fund and the Subadviser's level of staffing. The Trustees noted that the materials provided to them by the Subadviser indicated that the method of compensating portfolio managers is reasonable and includes appropriate mechanisms to prevent a manager with underperformance from taking undue risks. The Trustees also noted the Subadviser's brokerage practices. The Board also considered the Subadviser's regulatory and compliance history. The Board

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78  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

also took into account the Subadviser's risk management processes. The Board noted that the Manager's monitoring processes of the Subadviser include: (i) regular telephonic meetings to discuss, among other matters, investment strategies and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and
(iii) due diligence visits to the Subadviser.

SUBADVISER COMPENSATION - The Board also took into consideration the financial condition of the Subadviser. In considering the cost of services to be provided by the Subadviser and the profitability to the Subadviser of its relationship with the Fund, the Trustees that the fees under the Subadvisory Agreement were paid by the Manager. The Trustees also relied on the ability of the Manager to negotiate the Subadvisory Agreement and the fees thereunder at arm's length. For the above reasons, the Board determined that the profitability of the Subadviser from its relationship with the Fund was not a material factor in its deliberations with respect to the consideration of the approval of the Subadvisory Agreement. For similar reasons, the Board concluded that the potential for economies of scale in the Subadviser's management of the Fund was not a material factor in considering the Subadvisory Agreement.

SUBADVISORY FEES AND FUND PERFORMANCE - The Board compared the subadvisory fees for the Fund with the fees that the Subadviser charges to comparable clients, as applicable. The Board considered that the Fund pays a management fee to the Manager and that, in turn, the Manager pays a subadvisory fee to the Subadviser. As noted above, the Board considered, among other data, the Fund's performance during the one-, three-, and five-year periods ended December 31, 2013, as compared to the Fund's respective peer group and noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Board noted the Manager's expertise and resources in monitoring the performance, investment style, and risk-adjusted performance of the Subadviser. The Board was mindful of the Manager's focus on the Subadviser's performance. The Board also noted each Subadviser's long-term performance record for similar accounts, as applicable.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  79

================================================================================

CONCLUSIONS - The Board reached the following conclusions regarding the Subadvisory Agreement, among others: (i) the Subadviser is qualified to manage the Fund's assets in accordance with its investment objectives and policies;
(ii) the Subadviser maintains an appropriate compliance program; (iii) the performance of the Fund is being addressed; and (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager and the Subadviser. Based on its conclusions, the Board determined that approval of the Subadvisory Agreement with respect to the Fund would be in the best interests of the Fund and its shareholders.

================================================================================

80  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of seven Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 52 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) to request a free copy of the funds' statement of additional information (SAI).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  81

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. MCNAMARA(2, 4)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President, Financial Advice and Solutions Group, USAA (2/13-present); Director of AMCO (01/12-present); Director of USAA Investment Management Company (IMCO) (10/09-present); President and Director, IMCO (10/09-4/14); President of AMCO (8/11-4/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); President and Director of USAA Financial Advisors, Inc. (FAI) and FPS (10/09-04/11); President, Banc of America Investment Advisors (9/07-9/09); Managing Director, Planning and Financial Products Group, Bank of America (09/01-09/09). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, PH.D.(2, 3, 4, 5, 6)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (3/02-present), which focuses in the fields of technological research. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 17 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

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82  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

JEFFERSON C. BOYCE(3, 4, 5, 6)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012). Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management. Mr. Boyce is a board member of Westhab Inc., and Friends of Teboho, Inc.

DAWN M. HAWLEY(3, 4, 5, 6)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (5/07-6/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers. Ms. Hawley holds no other directorships.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  83

================================================================================

PAUL L. MCNAMARA(3, 4, 5, 6)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (3/10-2/14), which is a closed-end fund of funds managed by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC as an Executive Member on 9/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as over two years as a Board Member of the USAA family of funds. Paul L. McNamara is no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (7/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (7/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (7/02-6/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over six years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

84  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (5/95-present), an organization that performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 14 years' experience as a Board member of the USAA family of funds. Mr. Reimherr is a member of the advisory board for Texas Star & Nut Company. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

  (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
  (2) Member of Executive Committee.
  (3) Member of Audit Committee.
  (4) Member of Pricing and Investment Committee.
  (5) Member of Corporate Governance Committee.
  (6) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
  (7) Dr. Ostdiek was designated as an Audit Committee Financial Expert by the Funds' Board in November 2008.
  (+) Mr. Mason was elected as Chair of the Board in January 2012.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  85

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, Chief Investment Officer, AMCO (01/12-present); Senior Vice President, Investment Portfolio Management, IMCO (02/10-12/11); Vice President, Fixed Income Investments, IMCO (02/04-2/10). Mr. Freund also serves as a director of SAS.

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Assistant Vice President, Financial Advice & Solutions Group (FASG) General Counsel, USAA (10/13-present); Executive Director and General Counsel, FASG, USAA (10/12-10/13); Secretary and Director, IMCO (6/13-present); Attorney, FASG General Counsel, USAA (11/08-10/12); Assistant Secretary, USAA family of funds (4/10-6/13). Mr. Whetzel also serves as Secretary of AMCO, SAS, and ICorp.

================================================================================

86  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-present); Attorney, FASG General Counsel, USAA (04/10-04/13); Associate, Goodwin Procter LLP (02/09-04/10). Mr. Mavico also serves as Assistant Secretary of IMCO, AMCO, SAS, and FAI.

ROBERTO GALINDO, JR.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present).

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, AMCO, (04/12-present); Director, Tax, USAA (11/09-04/12); Manager, Tax, USAA (04/08-11/09).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  87

================================================================================

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Executive Director, Institutional Asset Management Compliance, USAA (04/13-present); Director, Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12). Ms. Higby also serves as the Funds' anti-money laundering compliance officer.

  (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

88  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

TRUSTEES                               Daniel S. McNamara
                                       Robert L. Mason, Ph.D.
                                       Jefferson C. Boyce
                                       Dawn M. Hawley
                                       Paul L. McNamara
                                       Barbara B. Ostdiek, Ph.D.
                                       Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                      USAA Asset Management Company
INVESTMENT ADVISER                     P.O. Box 659453
                                       San Antonio, Texas 78265-9453
--------------------------------------------------------------------------------
UNDERWRITER AND                        USAA Investment Management Company
DISTRIBUTOR                            P.O. Box 659453
                                       San Antonio, Texas 78265-9453
--------------------------------------------------------------------------------
TRANSFER AGENT                         USAA Shareholder Account Services
                                       9800 Fredericksburg Road
                                       San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                          State Street Bank and Trust Company
ACCOUNTING AGENT                       P.O. Box 1713
                                       Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                            Ernst & Young LLP
REGISTERED PUBLIC                      100 West Houston St., Suite 1800
ACCOUNTING FIRM                        San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                            Under "My Accounts" on
SELF-SERVICE 24/7                      usaa.com select your mutual fund
AT USAA.COM                            account and either click the link or
                                       select 'I want to...' and select
OR CALL                                the desired action.
(800) 531-USAA
        (8722)
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

207210-0714

================================================================================

       USAA
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>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on usaa.com select MANAGE PREFERENCES
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   23405-0714                                (C)2014, USAA. All rights reserved.







ITEM 2.  CODE OF ETHICS.

On September 25, 2013, the Board of Trustees of USAA Mutual Funds Trust approved a Code of Ethics (Sarbanes Code) applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No waivers (explicit or implicit) have been granted from a provision of the Sarbanes Code.



ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

On November 18, 2008, the Board of Trustees of USAA Mutual Funds Trust designated Dr. Barbara B. Ostdiek, Ph.D. as the Board's audit committee financial expert. Dr. Ostdiek has served as an Associate Professor of Management at Rice University since 2001. Dr. Ostdiek also has served as an Academic Director at El Paso Corporation Finance Center since 2002. Dr. Ostdiek is an independent trustee who serves as a member of the Audit Committee, Pricing and Investment Committee and the Corporate Governance Committee of the Board of Trustees of USAA Mutual Funds Trust.



ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The Registrant, USAA Mutual Funds Trust, consists of 52 funds in all. Only 14 funds of the Registrant have a fiscal year-end of May 31 and are included within this report (the Funds). The aggregate fees accrued or billed by the Registrant's independent auditor, Ernst & Young LLP, for professional services rendered for the audit of the Registrant's annual financial statements and services provided in connection with statutory and regulatory filings by the Registrant for the Funds for fiscal years ended May 31, 2014 and 2013 were $406,165 and $420,575, respectively.

(b) AUDIT RELATED FEE. The aggregate fees accrued or paid to Ernst & Young, LLP by USAA Shareholder Account Services (SAS) for professional services rendered for audit related services related to the annual study of internal controls of the transfer agent for fiscal years ended May 31, 2014 and 2013 were $78,650 and $65,860, respectively. All services were preapproved by the Audit Committee.

(c) TAX FEES. The aggregate fees billed by Ernst & Young LLP to the Registrant for tax compliance services relating to the review of federal tax returns for fiscal years ended May 31, 2014 and 2013 were $196,024 and $15,500, respectively.


(d) ALL OTHER FEES. No such fees were billed by Ernst & Young LLP for fiscal years ended May 31, 2014 and 2013.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY. All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit Committee. The Audit Committee Charter also permits the Chair of the Audit Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit Committee. All non-audit services were pre-approved by the Audit Committee or its Chair, consistent with the Audit Committee's preapproval procedures.

   (2)  Not applicable.

(f)  Not applicable.

(g) The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant and the Registrant's investment adviser, USAA Asset Management Company (AMCO), and the Funds' transfer agent, SAS, for May
31, 2014 and 2013 were $602,492 and $402,750, respectively.

(h) Ernst & Young LLP provided non-audit services to AMCO in 2014 and 2013 that were not required to be pre-approved by the Registrant's Audit Committee because the services were not directly related to the operations of the Registrant's Funds. The Board of Trustees will consider Ernst & Young LLP's independence and will consider whether the provision of these non-audit services to AMCO is compatible with maintaining Ernst & Young LLP's independence.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.



ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.



ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The  Corporate   Governance   Committee  selects  and  nominates  candidates for
membership on the Board as independent directors. Currently, there is no procedure for shareholders to recommend candidates to serve on the Board.



ITEM 11.  CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Mutual Funds Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation. The only change to the procedures was to document the annual disclosure controls and procedures established for the new section of the shareholder reports detailing the factors considering by the Trust's Board in approving the Trust's advisory agreements.



ITEM 12.  EXHIBITS.

(a)(1). Code of Ethics pursuant to Item 2 of Form N-CSR is filed hereto exactly as set forth below:


                                 CODE OF ETHICS
                         FOR PRINCIPAL EXECUTIVE OFFICER
                          AND SENIOR FINANCIAL OFFICERS

                             USAA MUTUAL FUNDS TRUST

I.       PURPOSE OF THE CODE OF ETHICS

         USAA Mutual Funds Trust (the Trust or the Funds) has adopted this code of ethics (the Code) to comply with Section 406 of the Sarbanes-Oxley Act of 2002 (the Act) and implementing regulations of the Securities and Exchange Commission (SEC). The Code applies to the Trust's Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (each a Covered Officer), as detailed in Appendix A.

         The purpose of the Code is to promote:
              - honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between the Covered Officers' personal and professional relationships;
              - full, fair, accurate, timely and understandable disclosure in reports and documents that the Trust files with, or submits to, the SEC and in other public communications made by the Trust;
              - compliance with applicable laws and governmental rules and regulations;
              - prompt internal reporting of violations of the Code to the Chief Legal Officer of the Trust, the President of the Trust (if the violation concerns the Treasurer), the CEO of USAA, and if deemed material to the Funds' financial condition or reputation, the Chair of the Trust's Board of Trustees; and
              -   accountability for adherence to the Code.

         Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to actual and apparent conflicts of interest.

II.      CONFLICTS OF INTEREST

         A.  DEFINITION OF A CONFLICT OF INTEREST.

         A conflict of interest exists when a Covered Officer's private interest influences, or reasonably appears to influence, the Covered Officer's judgment or ability to act in the best interests of the Funds and their shareholders. For example, a conflict of interest could arise if a Covered Officer, or an immediate family member, receives personal benefits as a result of his or her position with the Funds.

         Certain conflicts of interest arise out of relationships between Covered Officers and the Funds and are already subject to conflict of interest provisions in the Investment Company Act of 1940 (the 1940 Act) and the
Investment Advisers Act of 1940 (the Advisers Act). For example, Covered Officers may not individually engage in certain transactions with the Funds because of their status as "affiliated persons" of the Funds. The USAA Funds' and USAA Investment Management Company's (IMCO) compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

         Although typically not presenting an opportunity for improper personal benefit, conflicts could arise from, or as a result of, the contractual relationships between the Funds and AMCO of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Funds or for AMCO, or for both), be involved in establishing policies and implementing decisions that will have different effects on AMCO and the Funds. The participation of Covered Officers in such activities is inherent in the contractual relationship between the Funds and AMCO and is consistent with the performance by the Covered Officers of their duties as officers of the Funds. Thus, if performed in compliance with the provisions of the 1940 Act and the Advisers Act, such activities will be deemed to have been handled ethically.

         B. GENERAL RULE. Covered Officers Should Avoid Actual and Apparent Conflicts of Interest.

         Conflicts of interest, other than the conflicts described in the two preceding paragraphs, are covered by the Code. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Funds and their shareholders.

         Each Covered Officer must not engage in conduct that constitutes an actual conflict of interest between the Covered Officer's personal interest and the interests of the Funds and their shareholders. Examples of actual conflicts of interest are listed below but are not exclusive. Each Covered Officer must not:

         - use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Funds whereby the Covered Officer would benefit personally to the detriment of the Funds and their shareholders;
         - cause the Funds to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Funds and their shareholders.
         - accept gifts, gratuities, entertainment or any other benefit from any person or entity that does business or is seeking to do business with the Funds DURING CONTRACT NEGOTIATIONS.
         - accept gifts, gratuities, entertainment or any other benefit with a market value over $100 per person, per year, from or on behalf of any person or entity that does, or seeks to do, business with or on behalf of the Funds.
              - EXCEPTION. Business-related entertainment such as meals, and tickets to sporting or theatrical events, which are infrequent and not lavish are excepted from this prohibition. Such entertainment must be appropriate as to time and place, reasonable and customary in nature, modest in cost and value, incidental to the business, and not so frequent as to raise any question of impropriety (Customary Business Entertainment).

         Certain situations that could present the appearance of a conflict of interest should be discussed with, and approved by, or reported to, an appropriate person. Examples of these include:

         - service as a director on the board or an officer of any public or private company, other than a USAA company or the Trust, must be approved by the USAA Funds' and Investment Code of Ethics Committee and reported to the Trust.
         - the receipt of any non-nominal (I.E., valued over $25) gifts from any person or entity with which a Trust has current or prospective business dealings must be reported to the Chief Legal Officer. For purposes of this Code, the individual holding the title of Secretary of the Trust shall be considered the Chief Legal Officer of the Trust.
         - the receipt of any business-related entertainment from any person or entity with which the Funds have current or prospective business dealings must be approved in advance by the Chief Legal Officer unless such entertainment qualifies as Customary Business Entertainment.
         - any ownership interest in, or any consulting or employment relationship with, any of the Trust's service providers, other than IMCO or any other USAA company, must be approved by the CEO of USAA and reported to the Trust's Board.
         - any material direct or indirect financial interest in commissions, transaction charges or spreads paid by the Funds for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership should be approved by the CEO of USAA and reported to the Trust's Board.

III.     DISCLOSURE AND COMPLIANCE REQUIREMENTS

            - Each Covered Officer should familiarize himself with the disclosure requirements applicable to the Funds, and the procedures and policies implemented to promote full, fair, accurate, timely and understandable disclosure by the Trust.
            - Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Funds to others, whether within or outside the Funds, including to the Funds' Trustees and auditors, and to government regulators and self-regulatory organizations.
            - Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and AMCO with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents filed by the Trust with, or submitted to, the SEC, and in other public communications made by the Funds.
            - Each Covered Officer is responsible for promoting compliance with the standards and restrictions imposed by applicable laws, rules and regulations, and promoting compliance with the USAA Funds' and AMCO's operating policies and procedures.
            - A Covered Officer should not retaliate against any person who reports a potential violation of this Code in good faith.
            - A Covered Officer should notify the Chief Legal Officer promptly if he knows of any violation of the Code. Failure to do so itself is a violation of this Code.

IV.      REPORTING AND ACCOUNTABILITY

         A. INTERPRETATION OF THE CODE. The Chief Legal Officer of the Trust is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret the Code in any particular situation. The Chief Legal Officer should consult, if appropriate, the USAA Funds' outside counsel or counsel for the Independent Trustees. However, any approvals or waivers sought by a Covered Officer will be reported initially to the CEO of USAA and will be considered by the Trust's Board of Trustees.

         B.       REQUIRED REPORTS

                  -  EACH COVERED OFFICER MUST:
                     - Upon adoption of the Code, affirm in writing to the Board that he has received, read and understands the Code.
                     - Annually thereafter affirm to the Chief Legal Officer that he has complied with the requirements of the Code.

                  -  THE CHIEF LEGAL OFFICER MUST:
                     - report to the Board about any matter or situation submitted by a Covered Officer for interpretation under the Code, and the advice given by the Chief Legal Officer;
                     - report annually to the Board and the Corporate Governance Committee describing any issues that arose under the Code, or informing the Board and Corporate Governance Committee that no reportable issues occurred during the year.

         C.       INVESTIGATION PROCEDURES

         The Funds will follow these procedures in investigating and enforcing this Code:

         - INITIAL COMPLAINT. All complaints or other inquiries concerning potential violations of the Code must be reported to the Chief Legal Officer. The Chief Legal Officer shall be responsible for documenting any complaint. The Chief Legal Officer also will report immediately to the President of the Trust (if the complaint involves the Treasurer), the CEO of USAA and the Chair of the Trust's Audit Committee (if the complaint involves the President) any material potential violations that could have a material effect on the Funds' financial condition or reputation. For all other complaints, the Chief Legal Officer will report quarterly to the Board.
         - INVESTIGATIONS. The Chief Legal Officer will take all appropriate action to investigate any potential violation unless the CEO of USAA directs another person to undertake such investigation. The Chief Legal Officer may utilize USAA's Office of Ethics to do a unified investigation under this Code and USAA's Code of Conduct. The Chief Legal Officer may direct the Trust's outside counsel or the counsel to the Independent Trustees (if any) to participate in any investigation under this Code.
         - STATUS REPORTS. The Chief Legal Officer will provide monthly status reports to the Board about any alleged violation of the Code that could have a material effect on the Funds' financial condition or reputation, and quarterly updates regarding all other alleged violations of the Code.
         - VIOLATIONS OF THE CODE. If after investigation, the Chief Legal Officer, or other investigating person, believes that a violation of the Code has occurred, he will report immediately to the CEO of USAA the nature of the violation, and his recommendation regarding the materiality of the violation. If, in the opinion of the investigating person, the violation could materially affect the Funds' financial condition or reputation, the Chief Legal Officer also will notify the Chair of the Trust's Audit Committee. The Chief Legal Officer will inform, and make a recommendation to, the Board, which will consider what further action is appropriate. Appropriate action could include: (1) review of, and modifications to, the Code or other applicable policies or procedures;
                  (2) notifications to appropriate personnel of IMCO or USAA;
                  (3) dismissal of the Covered Officer; and/or (4) other disciplinary actions including reprimands or fines.
                  - The Board of Trustees understands that Covered Officers also are subject to USAA's Code of Business Conduct. If a violation of this Code also violates USAA's Code of Business Conduct, these procedures do not limit or restrict USAA's ability to discipline such Covered Officer under USAA's Code of Business Conduct. In that event, the Chairman of the Board of Trustees will report to the Board the action taken by USAA with respect to a Covered Officer.

V.       OTHER POLICIES AND PROCEDURES

         This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Act and the implementing regulations adopted by the SEC applicable to registered investment companies. If other policies and procedures of the Trust, AMCO, or other service providers govern or purport to govern the behavior or activities of Covered Officers, they are superseded by this Code to the extent that they overlap, conflict with, or are more lenient than the provisions of this Code. The Investment Code of Ethics (designated to address 1940 Act and Advisers Act requirements) and AMCO's more detailed compliance policies and procedures (including its Insider Trading Policy) are separate requirements applying to Covered Officers and other AMCO employees, and are not part of this Code. Also, USAA's Code of Conduct imposes separate requirements on Covered Officers and all employees of USAA, and also is not part of this Code.

VI.      AMENDMENTS

         Any amendment to this Code, other than amendments to Appendix A, must be approved or ratified by majority vote of the Board of Trustees.

VII.     CONFIDENTIALITY AND DOCUMENT RETENTION

         The Chief Legal Officer shall retain material investigation documents and reports required to be prepared under the Code for six years from the date of the resolution of any such complaint. All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Trust's Board of Trustees and counsel for the Independent Trustees (if any), the Trust and its counsel, AMCO, and other personnel of USAA as determined by the Trust's Chief Legal Officer or the Chair of the Trust's Board of Trustees.






Approved and adopted by IMCO's Code of Ethics Committee: June 12, 2003.

Approved and adopted by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free
Trust: June 25, 2003.

Approved  and adopted by the Board of Trustees  of USAA Life  Investment  Trust:
August 20, 2003.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 15, 2005.

Approved and adopted as amended by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free Trust: September 14, 2005.

Approved and adopted as amended by the Board of Trustees of USAA Life Investment
Trust: December 8, 2005.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 16, 2006.

Approved  and  adopted by the Board of  Trustees  of USAA  Mutual  Funds  Trust:
September 13, 2006.

Approved and adopted by IMCO's Code of Ethics Committee:  August 28, 2007.

Approved and adopted by the Investment Code of Ethics Committee: August 29,
2008.

Approved and adopted as amended by the Board of Trustees of USAA Mutual Funds
Trust:  September 19, 2008.

Approved and adopted by the Investment Code of Ethics Committee:  August 17,
2009.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 24, 2009.

Approved and adopted by the Investment Code of Ethics Committee:
August 31, 2010.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 22, 2010.

Approved and adopted by the Investment Code of Ethics Committee: August 22,
2011.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 20, 2011.


Approved and adopted by the Investment Code of Ethics Committee: September 4, 2012.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 27, 2012.

Approved and adopted by the Investment Code of Ethics Committee:
August 23, 2013

Approved and adopted by the Board of Trustees of USAA Mutual Fund Trust:
September 25, 2013

                                   APPENDIX A
                                COVERED OFFICERS




PRESIDENT
TREASURER

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.
(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.



                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended May 31, 2014

By:*     /s/ Daniel J. Mavico
         --------------------------------------------------------------
         Signature and Title:  Daniel J. Mavico, Assistant Secretary


Date:    7/24/2014
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:*     /s/ Daniel S. McNamara
         -----------------------------------------------------
         Signature and Title:  Daniel S. McNamara, President

Date:    7/25/2014
         ------------------------------


By:*     /s/ Roberto Galindo, Jr.
         -----------------------------------------------------
         Signature and Title:  Roberto Galindo, Jr., Treasurer

Date:    7/24/2014
         ------------------------------

*Print the name and title of each signing officer under his or her signature.